UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LORDSTOWN MOTORS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2023
Dear Lordstown Motors Corp. Stockholders:
We are pleased to inform you that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Lordstown Motors Corp. (the “Company,” “Lordstown,” “we,” “us” or “our”) will be held on Monday, May 22, 2023, at 11:00 am Eastern Time. The 2023 Annual Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the 2023 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2023. You will receive a meeting invitation by e-mail with your unique join link, along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. The agenda of the 2023 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:
Agenda Item	Board Vote Recommendation
1. A proposal to elect three Class III directors to serve for a term of three years and until their respective successors are duly elected and qualified.	“FOR”
2. A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	“FOR”
3. A proposal to amend the Company’s 2020 Equity Incentive Plan to increase the number of shares of Class A common stock reserved thereunder by 8,000,000 shares.	“FOR”
4. A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR”
5.
A proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Class A common stock at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Company’s board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split.

“FOR”
6. Any other business as may properly come before the 2023 Annual Meeting.
All stockholders of record as of the close of business on March 27, 2023 are cordially invited to attend the 2023 Annual Meeting virtually. Please read this proxy statement carefully to ensure that you have proper evidence of stock ownership as of March 27, 2023. To attend the 2023 Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability (the “Notice of Internet Availability”) or your proxy card.
Your vote is very important. Whether or not you plan to attend the 2023 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2023 Annual Meeting and Procedural Matters.”
Thank you for your ongoing support of Lordstown Motors Corp.
Melissa A. Leonard, Executive Vice President, General Counsel and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2023
The proxy statement and annual report are available at
http://www.viewproxy.com/lordstownmotors/2023.

PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

LORDSTOWN MOTORS CORP.
2300 Hallock Young Road, Suite 200
Lordstown, Ohio 44481
PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, Lordstown Motors Corp. is providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our annual meeting and our costs.
Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of proxy materials has been mailed to you on or about April [  ], 2023. Stockholders of record as of the close of business on March 27, 2023 may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.
If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.
Please refer to the question entitled “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” below for important details regarding different forms of stock ownership.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND PROCEDURAL MATTERS
Q:
Why am I receiving these proxy materials?

A:
The Board of Directors of the Company (the “Board”) has made these proxy materials available on the Internet or is providing them to you in printed form. We do this in order to solicit voting proxies for use at the 2023 Annual Meeting, to be held virtually via the Internet on Monday, May 22, 2023, at 11:00 am Eastern Time, and at any adjournment or postponement thereof. The link to the Internet site will be provided upon first registering at www.viewproxy.com/lordstownmotors/2023. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about April [  ], 2023. As a stockholder, you are invited to virtually attend the 2023 Annual Meeting and we request that you vote on the proposals described in this proxy statement.

Q:
Can I attend the 2023 Annual Meeting?

A:
The 2023 Annual Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You may virtually attend the 2023 Annual Meeting if, on March 27, 2023 (the “Record Date”), you were a stockholder of record or a beneficial owner. If you are a stockholder of record or a beneficial owner as of the Record Date, you will be able to attend the 2023 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2023. Please note that you must register no later than 11:59 pm Eastern Time on May 21, 2023. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly. We also believe that the online tools we have selected will be beneficial for stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the 2023 Annual Meeting so they can ask questions of the Board or the Company’s management. During the live Q&A session of the 2023 Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the 2023 Annual Meeting, as time permits.
Both stockholders of record and beneficial owners through a broker, bank or other intermediary (i.e., holders of shares held in “street name”) will be able to attend the 2023 Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the 2023 Annual Meeting.
If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability or proxy card.
If you hold your shares beneficially through a bank, broker, or other intermediary, you must provide a legal proxy from your bank, broker, or other intermediary during registration and you will be assigned a virtual control number to vote your shares during the 2023 Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2023 Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/lordstownmotors/2023. On the day of the 2023 Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Technical Difficulties
There will be technicians ready to assist you with any technical difficulties you may have accessing the 2023 Annual Meeting live audio webcast. The 2023 Annual Meeting live audio webcast will begin promptly at 11:00 am Eastern Time. Access to the webcast will be available starting at 10:45 am Eastern Time. We encourage you to check in and access the 2023 Annual Meeting sufficiently in advance of the start time and allow ample time for the check-in procedures and to address any technical difficulties, should they arise, that could impact your ability to participate. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please e-mail virtualmeeting@viewproxy.com or call 866-612-8937.
Q:
Who is entitled to vote at the 2023 Annual Meeting?

A:
You may vote your shares of Class A common stock, $0.0001 par value per share (“Class A common stock”), if you owned your shares at the close of business on the Record Date. You may cast one vote for each share of Class A common stock held by you as of the Record Date on all matters presented. As of the Record Date, there were 238,991,775 shares of Class A common stock outstanding.

Shares of our Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”) are not entitled to vote on any matter set forth in this proxy statement, because, as of the Record Date, they did not have voting rights. Preferred Stock will have voting rights commencing on a future date, which will not be earlier than May 7, 2023 or later than November 7, 2023, as determined in accordance with the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designation”). Even if the Preferred Stock becomes entitled to vote on or before the meeting date, holders of such shares will not be entitled to vote at the 2023 Annual Meeting because those shares did not have voting rights on the Record Date. See discussion under the heading “Certain Relationships and Related Party Transactions — Agreements with Foxconn — Investment Agreement and Preferred Stock Ownership — Voting Rights” for a further discussion of the Preferred Stock’s voting rights.
See the questions entitled “How can I vote my shares during the 2023 Annual Meeting?” and “How can I vote my shares without attending the 2023 Annual Meeting?” below for additional details.
Q:
What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A:
You are the “stockholder of record” of any shares that are registered directly in your name with Lordstown’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”). We have sent the Notice of Internet Availability directly to you if you are a stockholder of record. As a stockholder of record, you may grant your voting proxy directly to Lordstown or to a third party. You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf in a brokerage account or by a bank or another intermediary that is the stockholder of record for those shares. If you are a beneficial owner, you did not receive the Notice of Internet Availability directly from Lordstown, but your broker, bank or other intermediary forwarded you a notice together with voting instructions for directing that organization how to vote your shares. If you are a beneficial owner, then you also may virtually attend the 2023 Annual Meeting, but because a beneficial owner is not a stockholder of record, you may not vote during the 2023 Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the 2023 Annual Meeting. Alternatively, you may provide voting instructions to your broker, bank or other intermediary by completing, signing and returning the voting instruction form that the broker, bank or other intermediary provides to you, or by using telephone or internet voting arrangements described on the voting instruction form, the Notice of Internet Availability or other materials that the broker, bank or other intermediary provides to you.

Under the rules of the New York Stock Exchange (“NYSE”) applicable to voting by brokers, brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. However, brokers do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial owners of the shares. A “broker non-vote” occurs when a broker does not vote on a particular matter because the broker does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares on a routine matter. If you are a beneficial owner, we urge you to submit voting instructions to your broker to ensure your shares are voted as you desire.
Q:
How can I vote my shares during the 2023 Annual Meeting?

A:
If you are stockholder of record as of the Record Date, you will be able to virtually attend the 2023 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2023. Stockholders of record as of the Record Date will receive a meeting invitation by e-mail with their unique join link along with a password prior to the meeting date. Stockholders of record as of the Record Date will be able to use the link they receive via email and their virtual control number on their Notice of Internet Availability or proxy card to vote during the 2023 Annual Meeting. Beneficial owners as of the Record Date may vote during the 2023 Annual Meeting only if they obtain a “legal proxy” from the broker, bank or other intermediary that holds their shares, giving them the right to vote. Such beneficial owners will then be assigned a virtual control number and will be provided a link to vote during the 2023 Annual Meeting after registering at www.viewproxy.com/lordstownmotors/2023. Even if you plan to virtually attend the 2023 Annual Meeting, we recommend that you also direct the voting of your shares as described below in the question entitled “How can I vote my shares without attending the 2023 Annual Meeting?” so that your vote will be counted if you later decide not to virtually attend the 2023 Annual Meeting.

Q:
How can I vote my shares without attending the 2023 Annual Meeting?

A:
Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2023 Annual Meeting, by the following means:

•
By Internet — Stockholders of record with Internet access may submit proxies by following the voting instructions on the Notice of Internet Availability until 11:59 pm Eastern Time on May 21, 2023. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for Internet voting availability.

•
By telephone — Stockholders of record may submit proxies telephonically by following the applicable “Phone” instructions on the Notice of Internet Availability. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for telephone voting availability.

•
By mail — Stockholders of record may receive a proxy card from Lordstown by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

The proxy holders will vote your shares in accordance with your directions. If you sign the proxy form but do not make specific choices, your proxy will vote your shares as recommended by the Board. If any other matter is presented, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of other matters to be acted on at the 2023 Annual Meeting other than those matters described in this proxy statement.
Q:
How many shares must be present or represented to conduct business at the 2023 Annual Meeting?

A:
A quorum is required to conduct business at the 2023 Annual Meeting. The required quorum is a majority of the voting power of all of the Class A common stock issued and outstanding on the Record Date and entitled to vote at the 2023 Annual Meeting. Shares of Preferred Stock will not have voting rights as of the Record Date and, therefore, will not count towards the required quorum.

Shares represented in person or by proxy (including shares which abstain from voting and broker non-votes with respect to shares otherwise voting on a routine matter) will be counted for purposes of determining whether a quorum exists at the 2023 Annual Meeting. Under the General Corporation Law of the State of Delaware, abstentions and “broker non-votes” are counted as present, and therefore are included for the purposes of determining whether a quorum is present at the 2023 Annual Meeting.
Q:
What proposals will be voted on at the 2023 Annual Meeting?

A:
The proposals (the “Proposals”) scheduled to be voted on at the 2023 Annual Meeting are:

•
A proposal to elect three Class III directors listed in this proxy statement to serve for a term of three years and until their respective successors are duly elected and qualified;

•
A proposal to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

•
A proposal to amend the Company’s 2020 Equity Incentive Plan (as previously amended to date, the “2020 Plan”) to increase the number of shares of Class A common stock reserved under the 2020 Plan by 8,000,000;

•
A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers;

•
A proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation dated as of October 23, 2020, as amended by that certain Certificate of Amendment dated as of August 18, 2022 (as amended, the “Certificate of Incorporation”) to effect a reverse stock split of our Class A common stock at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split; and

•
Any other business as may properly come before the 2023 Annual Meeting.

Q:
What is the voting requirement to approve each of the Proposals?

A:
Proposals	Vote Required	Broker Discretionary Voting Allowed
Proposal One – Elect three Class III directors	Plurality of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2023 Annual Meeting	No
Proposal Two – Ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2023 Annual Meeting	Yes
Proposal Three – Approve an amendment to the 2020 Plan to increase the number of shares of Class A common stock reserved under the plan by 8,000,000	Majority of votes cast by the stockholders entitled to vote and present or represented by proxy at the 2023 Annual Meeting	No
Proposal Four – A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2023 Annual Meeting	No
Proposal Five – A proposal to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A common stock at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split	Majority of the shares of our Class A common stock issued and outstanding on the Record Date	Yes

Q:
How are votes counted?

A:
All shares entitled to vote and that are timely voted will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the 2023 Annual Meeting will be voted at the 2023 Annual Meeting as indicated in such proxies.

Proposal One — You may vote “FOR” or “WITHHOLD” on each of the directors up for election under Proposal One. With respect to the election of directors, Lordstown’s Amended and Restated Bylaws (the “Bylaws”) provide that the plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote is required to elect a director. Therefore, the nominees that receive the highest number of affirmative “FOR” votes will be elected as directors. In the event a director receives a plurality of “FOR” votes but also a majority of “WITHHOLD” votes, Lordstown’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that a director will tender a resignation to our Nominating and Corporate Governance Committee, which will advise the Board, and the Board will then determine whether to accept such resignation. Abstentions and broker non-votes with respect to Proposal One will not be treated as votes cast.
Proposal Two — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two. Abstentions and broker non-votes with respect to Proposal Two are not treated as votes cast; further, it is not anticipated that there will be any broker non-votes with respect to Proposal Two because it is a routine matter. Proposal Two will be ratified if the number of shares voted “FOR” Proposal Two exceeds the total number of shares voted “AGAINST” Proposal Two.
Proposal Three — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Three. Abstentions and broker non-votes with respect to Proposal Three are not treated as votes cast. Proposal Three will be approved if the number of shares voted “FOR” Proposal Three exceeds the total number of shares voted “AGAINST” Proposal Three.
Proposal Four — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Four. Abstentions and broker non-votes with respect to Proposal Four are not treated as votes cast. Proposal Four will be approved if the number of shares voted “FOR” Proposal Four exceeds the total number of shares voted “AGAINST” Proposal Four.
Proposal Five — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Five. Abstentions and broker non-votes with respect to Proposal Five will have the same effect as votes against Proposal Five; however, it is not anticipated that there will be any broker non-votes with respect to Proposal Five because it is a routine matter. Proposal Five will be approved if we receive an affirmative vote “FOR” Proposal Five from the holders of a majority of the shares of our Class A common stock issued and outstanding on the Record Date.
Q:
What is the effect of not casting a vote or if I submit a proxy but do not specify how my shares are to be voted?

A:
If you are the stockholder of record and you do not vote by proxy card, by telephone, via the Internet or during the 2023 Annual Meeting, your shares will not be voted at the 2023 Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your shares will be voted in accordance with the recommendations of the Board. If you are a beneficial owner and you do not provide the organization that is the stockholder of record for your shares with voting instructions, the organization will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters such as Proposals Two and Five but do not have discretion to vote on non-routine matters (Proposals One, Three and Four). Therefore, if you do not provide voting instructions to that organization, it may vote your shares only on Proposals Two and Five, and any other routine matters properly presented for a vote at the 2023 Annual Meeting. If no voting instructions are given for Proposals Two and Five, we expect that such shares will be voted “FOR” those proposals.

Q:
What is the effect of a “broker non-vote”?

A:
An organization that holds shares of Class A common stock for a beneficial owner will have the discretion to vote on routine proposals if it has not received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not vote on a particular matter because the broker, bank or other intermediary does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker, bank or other intermediary, for its own internal reasons, elects not to vote uninstructed shares on a routine matter. A broker non-vote will be counted for purposes of calculating whether a quorum is present at the 2023 Annual Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. A broker or other nominee cannot vote without instructions on non-routine matters.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote your shares:

•
“FOR” the three nominees for elections as Class III directors (Proposal One);

•
“FOR” the ratification of the appointment of KPMG as Lordstown’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Two);

•
“FOR” the amendment of the 2020 Plan to increase the number of shares of Class A common stock reserved under the 2020 Plan by 8,000,000 (Proposal Three);

•
“FOR” the approval of the advisory vote to approve the compensation of our named executive officers (Proposal Four); and

•
“FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A common stock at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (Proposal Five).

Q:
Can I change my vote?

A:
If you are a stockholder of record, you may change your vote (1) by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the voting methods described above in the question entitled “How can I vote my shares without attending the 2023 Annual Meeting?;” (2) by providing a written notice of revocation to Alliance Advisors, 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003, Attention: Alyson Osenenko, with a copy sent by e-mail to requests@viewproxy.com, prior to your shares being voted; or (3) by voting during the 2023 Annual Meeting, which will supersede any proxy previously submitted by you. However, merely attending the meeting will not cause your previously granted proxy to be revoked unless you specifically request it.

If you are a beneficial owner of shares held in street name, you may generally change your vote (1) by submitting new voting instructions to your broker, bank or other intermediary or (2) if you have obtained a “legal proxy” from the organization that holds your shares giving you the right to vote your shares, by voting during the 2023 Annual Meeting. However, please consult that organization for any specific rules it may have regarding your ability to change your voting instructions.
Q:
What should I do if I receive more than one Notice of Internet Availability, notice from my broker, bank or other intermediary, or set of proxy materials?

A:
You may receive more than one Notice of Internet Availability, notice from your broker, bank or other intermediary, or set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you are a beneficial owner with shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card. Please complete, sign, date and return each Lordstown proxy card or voting instruction card that you receive, or follow the voting instructions on each Notice of Internet Availability or other notice you receive, to ensure that all your shares are voted.
Q:
Where can I find the voting results of the 2023 Annual Meeting?

A:
We will publish final voting results in our Current Report on Form 8-K, which will be filed with the SEC and made available on its website at www.sec.gov within four (4) business days of the 2023 Annual Meeting.

Q:
Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

Q:
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including recommendations of director candidates, for inclusion in the proxy materials or meeting agenda for future stockholder meetings by following certain procedures outlined here.

For inclusion in Lordstown’s proxy materials — Stockholders may present proper proposals for inclusion in Lordstown’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing in a timely manner to:
Lordstown Motors Corp.
2300 Hallock Young Road, Suite 200
Lordstown, OH 44481
Attention: Secretary — Legal Department
A copy is also requested to be sent by e-mail to legal@lordstownmotors.com.
In order to be included in the proxy statement for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”), stockholder proposals must be received in accordance with the above instructions not later than January 23, 2024. Further, all such stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought at an annual meeting — In addition, the Bylaws contain an advance notice procedure for stockholders who wish to present certain matters, including nominations for the election of directors, at an annual meeting of stockholders without inclusion in Lordstown’s proxy materials.
In general, the Bylaws provide that the Board will determine the business to be conducted at an annual meeting, including nominations for the election of directors, as specified in the Board’s notice of meeting or as properly brought at the meeting by the Board. However, at an annual meeting, a stockholder may also present any business, including nominations for the election of directors, specified in a written notice properly delivered within the Notice Period (as defined below), if the stockholder held shares at the time of the notice and the Record Date for the meeting. Such notice should be delivered to Lordstown Motors Corp., 2300 Hallock Young Road, Suite 200, Lordstown, OH 44481 Attention: Legal Department. A copy is also requested to be sent by e-mail to legal@lordstownmotors.com. The notice must contain specified information about the proposed business or nominees and about the proponent stockholder. If a stockholder who has delivered such a notice does not appear to present his or her proposal at the meeting, Lordstown will not be required to present the proposal for a vote.
To be timely, a stockholder’s notice must be received by Lordstown at the principal executive offices of the Company neither later than the close of business on the 90th day, nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company (the “Notice Period”). The Notice Period for the 2024 Annual Meeting will be from January 23, 2024 to February 22, 2024, so long as the 2024 Annual Meeting is not more than 30 days before or more than 60 days after May 22, 2024.
This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our Bylaws. You can obtain a copy of the relevant bylaw provisions by writing to Lordstown Motors Corp., 2300 Hallock Young Road, Suite 200, Lordstown, OH 44481 Attention: Legal Department or to legal@lordstownmotors.com via email, or by accessing Lordstown’s filings on the SEC’s website at www.sec.gov.
To comply with the universal proxy rules — In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one-year anniversary date of the annual meeting (for the 2024 Annual Meeting, no later than March 23, 2024). Such notice should be delivered to the Company’s Secretary by mail as follows: Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481 Attention: Secretary — Legal Department, or by e-mail to legal@lordstownmotors.com. If the date of the 2024 Annual Meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2024 Annual Meeting and the 10th day following the date on which public announcement of the date of the 2024 Annual Meeting is first made.
All notices of proposals by stockholders, whether or not requested for inclusion in Lordstown’s proxy materials, must be addressed precisely as prescribed in this section to be received timely or at all. We strongly recommend that you also send such correspondence by e-mail and verify that you receive a confirmation of receipt from Lordstown.
Q:
How may I obtain a separate copy of the Notice of Internet Availability or the proxy materials?

A:
If you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the Notice of Internet Availability or proxy materials. Stockholders may request to receive separate or additional copies of the Notice of Internet Availability or proxy materials by e-mailing requests@viewproxy.com or by calling 877-777-2857 TOLL FREE. Upon such request, we will deliver a separate copy of the Notice of Internet Availability or proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these materials. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.

Q:
Who can help answer my questions?

A:
Please contact Investor Relations by e-mailing ir@lordstownmotors.com.

PROPOSAL ONE — ELECTION OF DIRECTORS
General
Our Bylaws permit the Board to establish by resolution the authorized number of directors, and nine directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. The Board currently consists of nine members who are divided into three classes with staggered terms.
On November 7, 2022, the Company entered into an Investment Agreement (the “Investment Agreement”) with Foxconn Ventures Pte. Ltd., an affiliate of global technology company Hon Hai Technology Group (“Foxconn”), pursuant to which Foxconn agreed to make certain additional equity investments in the Company in the form of up to $70 million of our Class A common stock and up to $100 million of our Preferred Stock. The first closing under the Investment Agreement occurred on November 22, 2022, in which Foxconn purchased approximately 12.9 million shares of Class A common stock, and 300,000 shares of Preferred Stock, for an aggregate purchase price of approximately $52.7 million. The Investment Agreement also provides for a second closing (the “Subsequent Common Closing”), at which Foxconn will purchase approximately 26.9 million additional shares of Class A common stock following the parties’ receipt of a written communication from the U.S. government’s Committee on Foreign Investment in the United States (“CFIUS”) that CFIUS has concluded that the transactions contemplated by the Investment Agreement are not a “covered transaction” or CFIUS has concluded that there are no unresolved national security concerns with respect to the transactions (“CFIUS Clearance”) and subject to the other conditions set forth in the Investment Agreement.
If the Subsequent Common Closing occurs, Foxconn will have the right to designate two members of the Board and will retain such right subject to the conditions set forth in the Investment Agreement. In such event, the size of the Board would be increased by two members, absent any resignations or other changes to the then-current Board. See “Corporate Governance — Investment Agreement with Foxconn and Foxconn Right to Designate Directors” for a further discussion of Foxconn’s Board representation rights under the Investment Agreement.
Nominees for Class III Directors
Three candidates have been nominated for election as Class III directors at the 2023 Annual Meeting for a three-year term. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated David T. Hamamoto, Keith Feldman and Edward T. Hightower for re-election as Class III directors. The names of the proposed director nominees, their respective ages, and other biographical information as of March 1, 2023, are set forth below. A discussion of the qualifications, attributes and skills of each nominee that led the Board and the Nominating and Corporate Governance Committee to the conclusion that he should continue to serve as a director follows each nominee’s biography.
Name	Age	Length of Service as Director	Position with the Company
David T. Hamamoto	63	Since 2020	Lead Independent Director and Chairman of the Nominating & Corporate Governance Committee
Keith Feldman	46	Since 2020	Director, Chairman of the Audit Committee and Compensation Committee member
Edward T. Hightower	57	Since 2022	Chief Executive Officer, President and Director
David T. Hamamoto.   Mr. Hamamoto served as Chairman and Chief Executive Officer of DiamondPeak Holding Corp., our predecessor company prior to the consummation of the business combination with Lordstown EV Corporation, since inception in November 2018 until October 2020 and continues to serve as our director. He is the Founder of DiamondHead Partners, LLC, a venture capital firm, which he established in 2017. Mr. Hamamoto has served as the Chief Executive Officer and a Director for DiamondHead Holdings Corp., a special purpose acquisition company, since January 2021. Previously, he served as Executive Vice Chairman of Colony NorthStar (now Colony Capital, Inc.) a publicly traded real estate and investment management firm, from January 2017 through January 2018. The NorthStar companies (collectively, “NorthStar”), which he founded, were sold to Colony Capital in January 2017. Prior to the sale, Mr. Hamamoto was Executive Chairman of NorthStar Asset Management Group, a publicly traded investment management firm, since 2015, having previously served as its Chairman and Chief Executive Officer from 2014 until 2015. Mr. Hamamoto was the Chairman of the board of directors of NorthStar Realty Finance Corp., a publicly traded real estate investment trust (“NRF”), from 2007 to January 2017 and served as one of its directors from 2003 to January 2017. Mr. Hamamoto previously served as NRF’s Chief Executive Officer from 2004 until 2015 and President from 2004 until 2011. Mr. Hamamoto was Chairman of the board of directors of NorthStar Realty Europe Corp. from 2015 to January 2017. In 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., the predecessor to NRF for which he served as Co-Chief Executive Officer until 2004. Prior to NorthStar, Mr. Hamamoto was a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto also serves as a director for the Worthless Foundation, Inc., a non-profit dedicated to promoting the arts and social welfare. He is well qualified to serve as a director due to his experience as a public company chairman, CEO and director, and due to his extensive investment, financial and operational experience.
Keith Feldman.   Mr. Feldman has served as our director since October 2020. Mr. Feldman has served as the Chief Financial Officer and a Director for DiamondHead Holdings Corp., a special purpose acquisition company, since January 2021. Mr. Feldman served as the Chief Financial Officer and Treasurer of NorthStar Realty Europe Corp., a publicly traded REIT focused on European commercial real estate properties from May 2017, through the acquisition by AXA Investment Managers — Real Assets, in September 2019. Mr. Feldman served as a managing director of Colony Capital, Inc., a publicly traded real estate and investment management firm, from January 2017 to October 2019 and served as a managing director of NorthStar Asset Management Group Inc., a predecessor company of Colony Capital, Inc. from July 2014 to January 2017, as a managing director of NorthStar Realty Finance Corp. from January 2014 to July 2014 and as a director of NorthStar Realty Finance Corp. from January 2012 to December 2013. In each of these roles, Mr. Feldman’s responsibilities included capital markets, corporate finance, and investor relations. Earlier in his career, Mr. Feldman held various financial positions at NorthStar Realty Finance Corp., Goldman Sachs, J.P. Morgan Chase, each a publicly traded company in the investment banking and financial services industry, and KPMG LLP, a professional accounting firm. Mr. Feldman is a CFA charter holder and a CPA. He is well qualified to serve as a director due to his experience with the operations and management, financial reporting and auditing of public companies in addition to operational expertise.
Edward T. Hightower.   Mr. Hightower has served as our Chief Executive Officer, President and a director since July 2022, and served as our President from November 2021 to July 2022. Mr. Hightower served as the Managing director of Motoring Ventures LLC, a global investment and consulting firm for automotive and manufacturing businesses that Mr. Hightower founded, from 2016 to November 2021. At Motoring Ventures, Mr. Hightower advised vehicle and other manufacturing companies, including the Company, on operations, product launches, production, supply chain issues, mergers and acquisitions and a range of other matters. From 2013 to 2016, Mr. Hightower served as Vehicle Line Executive / Executive Chief Engineer — Global Crossovers for General Motors Company, a publicly traded automobile manufacturer. Mr. Hightower has also served in related roles at Ford Motor Company and BMW of North America, Inc., each publicly traded automobile manufacturers, and has more than 30 years of experience in his field. Mr. Hightower has served as a director and member of the audit committee of Tritium DCFC Limited since January 2022, and previously served as a board member of the Michigan Council — Boy Scouts of America from December 2018 to November 2021.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Hamamoto, Mr. Feldman and Mr. Hightower. Each of Mr. Hamamoto, Mr. Feldman and Mr. Hightower have accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the 2023 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy.
The Board recommends a vote FOR the election of the three Class III directors.

Information Regarding the Board
Background and Qualifications
The names of the members of the Board that are not up for re-election, their respective ages, their positions with Lordstown and other biographical information as of March 1, 2023, are set forth below.
Name	Age	Position with the Company
Daniel A. Ninivaggi	58	Director, Executive Chairman (Class I director, term ends at 2024 Annual Meeting)
Jane Reiss	61	Director, Audit Committee Member (Class I director, term ends at 2024 Annual Meeting)
Dale Spencer	65	Director, Chairman of the Compensation Committee and Nominating and Corporate Governance Committee Member (Class I director, term ends at 2024 Annual Meeting)
Joseph B. Anderson Jr.	80	Director and Audit Committee Member (Class II director, term ends at 2025 Annual Meeting)
Laura J. Soave	50	Director and Nominating and Corporate Governance Committee Member (Class II director, term ends at 2025 Annual Meeting)
Angela Strand	54	Director and Compensation Committee Member (Class II director, term ends at 2025 Annual Meeting)
Daniel A. Ninivaggi.   Mr. Ninivaggi has served as the Company’s Executive Chairman of the Board since May 2022 and served as the Company’s Chief Executive Officer from August 2021 to July 2022. He served as an independent consultant and board member from September 2019 to August 2021. Mr. Ninivaggi served as Chief Executive Officer of Icahn Automotive Group, LLC (“Icahn Automotive”) and Managing Director of Icahn Enterprises L.P. (“IEP”) — Automotive Segment from March 2017 through August 2019. IEP is a publicly traded diversified holding company and Icahn Automotive is a wholly-owned subsidiary of IEP. Prior to that, from February 2014 until March 2017, Mr. Ninivaggi served as Co-Chairman (from May 2015) and Co-CEO of Federal-Mogul Holdings Corp., an $8 billion automotive supplier (subsequently acquired by Tenneco, a component and systems supplier to automotive, commercial vehicle and industrial original equipment manufacturers and the independent automotive aftermarket). Mr. Ninivaggi was President and Chief Executive Officer of IEP between 2010 and 2014, at which time IEP operated through ten diverse operating segments. Mr. Ninivaggi has served as the Chairman of Garrett Motion Inc., a publicly traded manufacturer of turbochargers and electro-boosting technologies for vehicle manufacturers, since April 2021 and has served as a director of numerous other public and private companies, including: Hertz Global Holdings, Inc., a publicly traded car rental company (from September 2014 to June 2021); Metalsa S.A., a privately held manufacturer of frames and other structural components for automotive and commercial vehicles (Advisory Board); Navistar International Corporation, a publicly traded manufacturer of trucks, buses and engines (from August 2017 to October 2018); Icahn Enterprises G.P. Inc., the general partner of IEP (from 2012 to 2015); CVR Energy, Inc., a publicly traded independent petroleum refiner and marketer of high value transportation fuels (from 2012 to 2014); CVR GP, LLC, the general partner of CVR Partners LP, a publicly traded nitrogen fertilizer company (from 2012 to 2014); XO Holdings, a privately held telecommunications company affiliated with IEP (from 2010 to 2014); Tropicana Entertainment Inc., a publicly traded company primarily engaged in the business of owning and operating casinos and resorts (from 2011 to 2015); Motorola Mobility Holdings Inc., a publicly traded mobile phone and electronics manufacturer (from 2010 to 2011); and CIT Group, Inc., a publicly traded bank holding company (from 2009 to 2011). Prior to joining IEP, Mr. Ninivaggi spent six years at Lear Corporation, a publicly traded Tier 1 automotive supplier specializing, at the time, in seating systems, interior components and systems as well as electrical and electronic distribution systems and components. Mr. Ninivaggi began his career at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP before joining Winston & Strawn LLP, where he became partner. He holds a Bachelor of Arts degree from Columbia University, an MBA from the University of Chicago Graduate School of Business, and a Juris Doctor degree (with distinction) from Stanford Law School.

Jane Reiss.   Ms. Reiss has served as our director since October 2020. Ms. Reiss served as a director of Legacy Lordstown, our predecessor company, from February 2020 until October 2020. Since April 2020, Ms. Reiss has been a Partner at Brunswick Group, a communications consulting firm, where she holds the position of North America Lead, Brunswick Creative. Ms. Reiss is a leading member of New York City’s advertising and marketing industry. Prior to Brunswick Group, Ms. Reiss served as Chief Marketing Officer and Chief Brand Experience Officer of Grey, one of the world’s largest global advertising networks. Prior to joining Grey, Ms. Reiss worked with a variety of international companies while serving as the Chief Marketing Officer of NYC & Company, the official marketing, tourism and partnership organization for the City of New York under the leadership of Mayor Mike Bloomberg. Before joining NYC & Company, Ms. Reiss served as Managing Director & Partner at Margeotes Fertitta, an integrated communications services agency, where she specialized in leading retail-driven businesses. Ms. Reiss is well qualified to serve as a director due to her extensive marketing experience and varied experience in the public and private sector.
Dale Spencer.   Mr. Spencer has served as our director since October 2020. Mr. Spencer served as a director of Legacy Lordstown, our predecessor company, from February 2020 until October 2020. Mr. Spencer is the former Vice President of Automotive Maintenance and Engineering at United Parcel Service, a publicly traded multinational shipping and supply chain management company (“UPS”). As Vice President of UPS, Mr. Spencer led one of the largest and most dynamic fleets in North America with responsibilities for fleet duty cycles, maintenance and innovation. Mr. Spencer formerly served as a technical advisor on the board of directors of the North American Council for Freight Efficiency. He also has served as a consultant with multiple companies throughout the automotive industry. Mr. Spencer is well qualified to serve as a director due to his extensive experience with fleet operators and consulting experience through the automotive industry.
Joseph B. Anderson, Jr.   Mr. Anderson has served as our director since May 2022. Mr. Anderson currently serves as Chairman and Chief Executive Officer of TAG Holdings, LLC, a company owning several manufacturing, service and technology-based companies, which he founded in 2001. Prior to that, Mr. Anderson served as Chairman and Chief Executive Officer of Chivas Industries, LLC, a manufacturer of interior trim products and lighting assemblies principally for the automotive industry, and as President and Chief Executive Officer of Composite Energy Management Systems, Incorporated, an automotive parts manufacturing company. Mr. Anderson has served in various roles at General Motors Company (“GM”), including as Plant Manager of Pressed Metal and Plating Operations, Pontiac Motor Division, Director of Exterior Systems Business United, Inland Fisher Guide Division, and General Director, Body Hardware Business Unit, Inland Fisher Guide Division. Before joining GM, Mr. Anderson served in the military for 13 years, including his service as a Major (P) in the United States Army, and is a graduate of the United States Military Academy at West Point. Mr. Anderson currently serves as director of the National Recreation Foundation and on the board of directors for each of Business Leaders for Michigan, Michigan Aerospace Manufacturers Association and Branch Insurance, the board of managers of Modular Assembly Innovations and the advisory board of Wynnchurch Capital. Mr. Anderson previously served on the board of directors of several New York Stock Exchange companies, including Rite Aid Corporation, a drugstore chain, from April 2006 to April 2019, and as the chairman of each of the Federal Reserve Bank of Chicago-Detroit Branch, a regional bank of the Federal Reserve System, and the U.S. Department of Commerce Manufacturing Council, the principal private sector advisory committee to the United States Secretary of Commerce of the United States manufacturing sector. Mr. Anderson is well qualified to serve as a director due to his experience with operations and management, including in the automotive industry.
Laura J. Soave.   Ms. Soave has served as our director since May 2022. Ms. Soave currently serves as the Chief Brand Officer of CrossCountry Mortgage, a retail mortgage lender, since April 2021. From April 2018 to January 2021, Ms. Soave served as Executive Vice President, Marketing & Merchandising of Icahn Automotive Group, LLC, an aftermarket parts distribution and service company. Prior to that, Ms. Soave served as Senior Vice President, Chief Marketing & Communications Officer of Federal-Mogul Holdings, Corp., an $8 billion automotive supplier (subsequently acquired by Tenneco, a publicly traded automotive components manufacturer), from September 2014 to April 2018. Ms. Soave has over 20 years of marketing and brand experience, including in the automotive industry at Ford Motor Company, Volkswagen Group of America, Inc., each publicly traded automobile manufacturers, Chrysler Group, LLC, an automobile manufacturer, and Gerson Lehrman Group, a financial and global information services company. Ms. Soave currently serves on the board of directors of K&N Engineering, a global manufacturer of automotive performance filtration products. Ms. Soave formerly served on the board of the Walsh College Foundation, a higher education institution, as well as a member of the Finance Committee of the Auto Care Association, a non-profit trade association. Ms. Soave is well qualified to serve as a director due to her extensive experience in marketing and brand management in the automotive industry.
Angela Strand.   Ms. Strand has served as our director since October 2020. Ms. Strand served as our Non-Executive Chair from August 2021 to May 2022, as our Executive Chair from June 2021 to August 2021 and as our lead independent director from April 2021 to June 2021. Ms. Strand has also served as a director of Nuvve Holdings Corp., a publicly traded green energy technology company, since March 2021. Ms. Strand serves as the chairperson of the compensation committee and as a member of the nominating and corporate governance committee of Nuvve Holdings Corp. From March 2016 to March 2020, Ms. Strand served as a director of Integrity Applications, a publicly traded medical device company (“Integrity”). During her time at Integrity, Ms. Strand served as Vice Chairperson of the board of directors, as chairperson of the nominating and corporate governance and compensation committees and as a member of the audit committee. Ms. Strand was a founder and senior executive of Chanje, a joint venture between Smith Electric Vehicles, an electric vehicle manufacturer, and FDG Electric Vehicles Ltd., a publicly-traded electric vehicle manufacturer, from 2016 to 2017, and a founder of In-Charge, an electric vehicle infrastructure solutions provider. From 2017 to 2018, Ms. Strand served as Vice President of Workhorse Group Inc., a publicly traded electric vehicle manufacturer. From 2011 to 2015, Ms. Strand served as the chief marketing officer and head of business development and government affairs for Smith Electric Vehicles. Ms. Strand is a named inventor with seven issued patents. Ms. Strand has also served in various executive roles at medical device, biotech and digital health firms including Proteus Digital Health (acquired by Otsuka Pharmaceutical); Aerogen (acquired by Nektar Therapeutics), Novacept (acquired by Cytyc) and FemRx (acquired by Johnson & Johnson). Currently, Ms. Strand is an advisor for various companies and serves as the Founder/Managing Director of Strand Strategy, an advisory firm specializing in tech, business strategy and organization. She is well qualified to serve as a director due to her board experience and her experience in the electric vehicle industry.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee has selected KPMG as Lordstown’s independent registered public accounting firm to audit the consolidated financial statements of Lordstown for the fiscal year ending December 31, 2023, which will include an audit of the effectiveness of Lordstown’s internal control over financial reporting.
Representatives of KPMG are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Stockholder ratification of the selection of our independent registered public accounting firm is a matter of good corporate practice. In the event that this selection is not ratified by the affirmative vote of a majority of the shares cast during the meeting or by proxy of stockholders entitled to vote at the meeting, the appointment of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee may, in its discretion direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Lordstown and our stockholders.
Principal Accounting Fees and Services
The following is a summary of the fees billed to us by KPMG for professional services rendered for fiscal years ended December 31, 2022 and 2021.
Fee Category	2022	2021
Audit Fees	$1,891,238	$1,262,957
Audit-Related Fees	$726,791	—
Tax Fees	—	—
All Other Fees	—	$6,640
Total Fees	$2,618,029	$1,269,597
Audit Fees.   The aggregate audit fees (inclusive of out-of-pocket expenses) billed by KPMG were for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Annual Report on Form 10-K filed with the SEC, and for services that are normally provided by the independent registered certified public accountants in connection with such filings, including amendments, or engagements for the fiscal year ended December 31, 2022.
Audit-Related Fees.   The aggregate audit-related fees billed by KPMG related to reimbursement of out-of-pocket expenses related to certain legal matters and were pre-approved by the Audit Committee.
All Other Fees.   This consists of fees billed for products and services other than those described above.
All of the fees set forth in the table above were approved by the Audit Committee.
Pre-Approval of Audit and Non-Audit Services
The Audit Committee has established a policy to review and approve the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services.
The Board recommends a vote FOR the ratification of the appointment of KPMG as Lordstown’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL THREE — AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN
General
We are requesting that stockholders approve an amendment to the 2020 Plan (the “2023 Amendment”), which our Board has approved, subject to stockholder approval, to increase the number of shares available for issuance under the 2020 Plan by 8,000,000 shares. The 2020 Plan was previously amended in 2022 (the “2022 Amendment”) to increase the number of shares of Class A common stock authorized for issuance thereunder by 7,000,000 shares. From and after the adoption of the 2022 Amendment, the total number of shares of Class A common stock authorized for issuance under the 2020 Plan was 25,373,359, which consisted of 20,000,000 shares authorized under the 2020 Plan and 5,373,359 shares underlying options originally issued under our predecessor’s 2019 plan to purchase our legacy common stock, which at the time of the business combination with DiamondPeak Holdings Corp., converted into options to purchase shares of our Class A common stock and thereafter was deemed to be part of the 2020 Plan (see “Certain Relationships and Related Party Transactions — Company Background”). As of March 27, 2023, 5,557,648 shares remain available for grant under the 2020 Plan. If the 2023 Amendment is not approved by the stockholders, the 2020 Plan (as previously amended by the 2022 Amendment) will remain in effect with no change. The 2020 Plan is described in more detail below. A copy of the 2020 Plan, as proposed to be amended by the 2023 Amendment, is attached to this proxy statement as Annex A.
Other than to increase the number of shares of Class A common stock authorized for issuance under the 2020 Plan, the proposed 2023 Amendment does not otherwise change the 2020 Plan. The 2020 Plan will continue to provide for the grant of stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and performance units (“PSUs”) and performance shares (collectively, “Awards”) intended to attract, retain, incentivize and reward employees, directors or consultants and align the interests of 2020 Plan participants with those of our stockholders. The following description of the 2020 Plan is qualified in its entirety by reference to Annex A.
Reasons for the Approval of the 2023 Amendment
Stockholder approval of the 2023 Amendment is necessary for us to (1) meet the stockholder approval requirements of The NASDAQ Stock Market LLC Rules (the “NASDAQ Rules”) and (2) grant incentive stock options (“ISOs”) thereunder.
Reasons the Board is Requesting the 2023 Amendment
Additional shares are needed under the 2020 Plan to continue providing grants and have the flexibility to offset cash compensation so that we may: (i) attract, retain, incentivize and reward talent in a very competitive market; (ii) compensate them for their contributions to our results; (iii) encourage ownership of shares of our Class A common stock in order to align their interests with those of stockholders; and (iv) promote our sustained long-term performance and the creation of stockholder value. Without the 2023 Amendment, we could be required to use additional cash incentives instead of equity-based awards.
The Board believes that the 2020 Plan promotes the interests of stockholders and is consistent with principles of good corporate governance, including:
•
Independent Committee.   The 2020 Plan is administered by the Compensation Committee, which is composed entirely of independent directors who meet NASDAQ standards for independence and are “non-employee directors” under Rule 16b-3(b)(3) of Section 16 (“Section 16”) of the Exchange Act.

•
No Discounted Stock Options or SARs.   All stock option and SAR awards under the 2020 Plan must have an exercise or base price that is not less than the fair market value of the underlying Class A common stock on the date of grant, except in the case of substitute awards granted to employees of an acquired business. The Company does not grant dividend equivalents on stock options or SARs.

•
No Repricing; No Cash Buyout of Underwater Options or SARs.   Other than in connection with a corporate transaction affecting the Company, the 2020 Plan prohibits any repricing of options or SARs and the cash buy-out of underwater options or SARs without stockholder approval.

•
No “Evergreen” Share Reserve.   The 2020 Plan has a maximum aggregate number of shares of Class A common stock that may be issued under the 2020 Plan and does not include any “evergreen” provisions. Accordingly, stockholders have approval rights for any proposed increase in the maximum number of shares that may be issued under the 2020 Plan, including the 2023 Amendment.

•
No Dividends Paid on Unvested Awards.   For any RSUs, performance shares or performance units providing for a right to dividends or distributions, if dividends or distributions are declared during a restriction period, all such dividends or distributions, whether paid in shares of Class A common stock or cash, will be subject to the same restrictions on transferability and forfeitability as the RSUs, performance shares or performance units with respect to which they were paid, and if such RSUs, performance shares or performance units are forfeited, such dividends or other distributions shall also be forfeited. No dividends or dividend equivalents will be paid with respect to options or SARs.

•
No “Liberal” Change in Control Definition; No Single-Trigger Vesting upon a Change in Control.   The Change in Control definition in the 2020 Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a transaction. A change in control must actually occur in order for the Change in Control provisions in the 2020 Plan to be triggered. The 2020 Plan does not provide for the automatic acceleration of equity awards in connection with a change in control (other than in a situation where a successor corporation refuses to assume or provide an equivalent substitute award). Instead, the 2020 Plan provides the Committee with the discretion to determine the treatment of outstanding Awards in connection with a change of control or in award agreements.

•
Clawback Provisions.   Current agreements evidencing Awards under the 2020 Plan provide for the recovery, recoupment, clawback or forfeiture of compensation under specified circumstances.

•
Significant Portion of 2022 NEO Grants Were Performance-Based.   The 2022 grants to our Executive Chair and Chief Executive Officer were 50% performance-based and annual grants to our other executive officers were 40% performance-based, including PSUs and options having an exercise price of 25% over the market price on the date of grant.

Summary of Key Stock Plan Data
In developing our share request for the number of shares of Class A common stock for the 2023 Amendment and to analyze the impact of equity awards on our stockholders, we considered our granting practices over the past three years. Set forth below is a table that reflects awards granted for each of fiscal years 2022, 2021 and 2020 (in thousands):
Fiscal Year	Options Granted(1)	Common Shares, Time-Based Restricted Shares and RSUs Granted	PSUs Granted at Maximum	RSUs Earned	Basic Weighted Average of Shares Outstanding
2022	2,379	3,883	683	3,930	206,862
2021	5,545	6,114	300	50	180,722
2020	1,021	—	—	—	96,716

(1)
Includes 592.5 options that were granted with an exercise price at a 25% premium to the market price on the grant date.

As of December 31, 2022, the number and use of shares of Class A common stock that may be delivered under the 2020 Plan, including options that were originally granted from the 2019 Plan are shown below (in thousands). See “Ownership of Securities — Equity Compensation Plan Information” below for additional information regarding equity compensation under the 2020 Plan.

Use of Shares	Number of Shares as of December 31, 2022
Total outstanding options, with a weighted-average exercise price of $7.12 per share and weighted average remaining term of 7.44 years	5,909
Total outstanding full value awards(1)	5,900
Total shares available for new grants under 2020 Plan	5,558
—

(1)
Includes 682.5 shares under outstanding PSUs and 5,218 shares under RSUs as of December 31, 2022, and reflects the maximum number of shares which may be earned under each outstanding award.

Our Board recognizes the impact of dilution on our stockholders and has evaluated the additional 8,000,000 shares being requested pursuant to the 2023 Amendment carefully in the context of the need to attract, motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. Our Board believes that the proposed 2023 Amendment combined with the shares of Class A common stock currently available under the 2020 Plan represents a reasonable amount of potential equity dilution to accommodate our strategic and growth priorities.
Following the approval by our stockholders of the 2022 Amendment, annual equity award grants were limited to our executive officers, directors and key employees. Due to the completion of the sale of the Lordstown, Ohio plant to Foxconn in May 2022 and transition of a significant number of employees to Foxconn, the overall amount of equity compensation granted by the Company has declined. For 2023, we have only made minimal grants to newly hired employees and expect to make annual grants to executive officers and key employees in the second half of the year and grants to non-employee directors at the time of the 2023 Annual Meeting. We continue to evaluate the design of the equity award program for the year, including the appropriate performance objectives to align with stockholder interests, and will take into account whether the 2023 Amendment is approved.
The closing price of our Class A common stock on the Nasdaq Global Select Market (“NASDAQ”) was $0.66, on March 27, 2023.
Material Terms of the 2020 Plan
Administration
The 2020 Plan will continue to be administered by the Board, the Compensation Committee of the Board or another committee (the “Administrator”). Different committees are able to administer the 2020 Plan with respect to different groups of employees, directors or consultants. The Administrator has the authority to determine (i) the fair market value of Awards; (ii) select to whom Awards may be granted; (iii) determine the number of shares of Class A common stock to be covered by Awards; (iv) approve the form of Award agreements; (v) determine the terms and conditions applicable to Awards, (vi) construe and interpret the terms of the 2020 Plan and Awards; (vii) prescribe, amend and rescind rules and regulations relating to the 2020 Plan; (viii) modify or amend Awards; (ix) allow 2020 Plan participants to satisfy withholding tax obligations; (x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award; and (xi) make all other determinations deemed necessary or advisable for administering the 2020 Plan. The Administrator is not able, however, to effect any repricing of an option or SARs.
Eligibility
Under the 2020 Plan, employees and consultants of the Company, a parent or a subsidiary, as well as any director on the Board, are eligible to receive Awards. As of December 31, 2022, there are approximately 260 Lordstown employees and seven non-employee directors that would be eligible to receive Awards under the 2020 Plan.

Number of Shares
Subject to any adjustment (as described below), the number of shares of Class A common stock available for delivery pursuant to Awards granted under the 2020 Plan will not exceed 33,373,359, which is comprised of (x) the 25,373,359 shares currently authorized under the 2020 Plan and (y) the 8,000,000 additional shares of Class A common stock that will be reserved for issuance under the 2020 Plan if the 2023 Amendment is approved. Shares subject to Awards under the 2020 Plan that expire or become unexercisable without having been exercised in full or are forfeited or repurchased due to failure to vest or be earned will be available for future grant under the 2020 Plan. Shares that are actually issued under the 2020 Plan, used to pay the exercise price of an Award or used to satisfy tax holding obligations will not become available for future grant under the 2020 Plan. In addition, shares repurchased with the proceeds of the exercise prices for any options may not be reissued under the 2020 Plan. To the extent an Award under the 2020 Plan is paid in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2020 Plan. Any shares in connection with Awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction will not reduce the number of shares available for issuance under the 2020 Plan.
The maximum aggregate number of shares subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such director during such fiscal year in respect of the director’s service as a member of the Board during such fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair market value of such Awards for financial reporting purposes).
The 2020 Plan has a term that expires October 22, 2030 and no further Awards may be granted under the 2020 Plan after that date.
Stock Options
A stock option, or option, is a right to purchase shares of Class A common stock, at a certain exercise price, in the future. The Administrator may grant ISOs (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), which have certain tax advantages for recipients, or nonstatutory stock options (“NSOs”) pursuant to an Award agreement, which specifies the terms and conditions of the Award. No option will have a term that exceeds ten years (or five years in the case of ISO granted to a 10% stockholder). Currently, the maximum aggregate number of shares that may be issued as ISOs is 20,000,000, which will increase to 28,000,000 if the 2023 Amendment is approved (reduced by the number of shares subject to other types of Awards outstanding). The Administrator determines the exercise price for a stock option, provided that the exercise price of an ISO will not be less than 100% of the fair market value per share on the date of grant (or 110% of the fair market value if granted to a 10% stockholder) and the exercise price of a NSO will be not less than 100% of the fair market value per share on the date of grant. When an option is granted, the Administrator also determines the vesting period and exercise date of the option.
Acceptable forms and methods of payment of the exercise price are determined by the Administrator. For an ISO, the Administrator will determine the acceptable form of consideration at the time of grant. Consideration may consist of (1) cash; (2) check; (3) other shares, subject to certain conditions; (4) consideration under a broker-assisted (or other) cashless exercise program implemented by the Company; (5) by net exercise; (6) such other consideration and method of payment for the issuance of shares permitted by applicable law; or (7) any combination of the foregoing methods.
If an option holder’s service with the Company is terminated, the holder may exercise any vested options within the period specified in the Award agreement (but not later than the expiration of the option’s term). If no time is specified in the Award agreement, vested options will remain exercisable for three months following participant’s termination, unless termination is for death or Disability (as defined in the 2020 Plan) in which case the option remains exercisable for 12 months. Any unvested options will be forfeited unless the Administrator provides otherwise.
Restricted Stock
A restricted stock grant is an award of Class A common stock that vests over a period of time and, during such time, is subject to transfer limitations and other restrictions imposed by the Administrator, in its discretion. The Administrator will specify terms and conditions in the Award agreement and, unless the Administrator determines otherwise, the Company as escrow agent will hold the shares until any restrictions have lapsed and the shares will be released from escrow as soon as practicable or at such other time as the Administrator determines. The Administrator has the discretion to reduce, waive, or accelerate any restrictions. Except as otherwise determined by the Administrator, during the restriction period, a participant will have rights as a stockholder, including the right to vote the Class A common stock subject to the award. During the restriction period, a participant will be entitled to receive all dividends thereon, however, all such dividends will be subject to the same restrictions as the underlying shares and if such shares are forfeited, the dividends will also be forfeited. Any shares that do not vest will revert to the Company.
Restricted Stock Units
An RSU is a notional share that entitles the holder to receive shares of stock, cash or a combination thereof, as determined by the Administrator, at some future date following the vesting of the restricted stock unit. When the applicable vesting criteria are met, the holder of the restricted stock unit will receive a payout as determined by the Administrator. The Administrator may reduce, waive or accelerate any vesting criteria. Any unearned shares are forfeited to the Company.
Stock Appreciation Rights
An SAR is an award that, upon exercise, entitles its holder to receive the excess of the fair value of our Class A common stock on the exercise date over the grant price established for the SARs on the date of grant. Such excess will be paid in cash, in shares of equivalent value, or in some combination thereof as determined by the Administrator. The Administrator will have discretion to determine the terms and conditions of any SARs, but the grant price of any SARs may not be less than the fair market value of our Class A common stock on the date of grant.
Performance Units and Performance Shares
A PSU or performance share award is a right to receive all or part of an award granted under the 2020 Plan based upon performance conditions specified by the Administrator. The Administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit or individual goals, applicable federal or state securities laws, or any other determined by the Administrator in its discretion. The Administrator will also determine the period over which certain specified company or individual goals or objectives must be met. After the applicable performance period has ended, a holder of a PSU or performance share award will be entitled to receive a payout of the number of PSUs or performance shares earned over the performance period, to the extent to which the corresponding performance objectives or other vesting provisions have been achieved. A PSU or share award may be paid in cash, Class A common stock, other Awards or a combination of the two, in the discretion of the Administrator.
Substitute Awards
Substitute Awards may be granted under the 2020 Plan in substitution for similar Awards, which are assumed as a result of a merger, acquisition or similar transaction entered into by the Company, a parent or any of its subsidiaries.
Changes to Capital Structure
In the event of any extraordinary dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of the Class A common stock or other securities of the Company (including any Reverse Stock Split implemented by the Board in its discretion upon receiving approval by our stockholders under Proposal Five of this proxy statement), or other change in the corporate structure of the Company affecting the Class A common stock occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan, will adjust the number and class of shares that may be delivered under the Plan and the number, class, and price of shares covered by each outstanding Award and the numerical share limits set forth in the 2020 Plan.

In any such event, or upon a sale of all or substantially all of the business or assets of the Company as an entirety (unless specified otherwise in the applicable Award agreement), the Administrator will also equitably and proportionally adjust performance objectives applicable to any outstanding performance-based Awards.
Transactions or Change of Control
In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company (including a Change in Control (as defined in the 2020 Plan)), the Administrator will determine treatment of each outstanding Award, including providing for (i) an Award to be assumed or substituted; (ii) an Award to terminate in exchange for equal cash or property or replaced with other rights or property; (iii) modification of the terms of an Award; (iv) the satisfaction of performance conditions at target, maximum or actual performance or performance conditions to continue; (v) that for a period of at least 20 days prior to the transaction, any options or SARs be exercisable and, if not exercised, terminate; or (vi) any combination of the foregoing. The Administrator is not obligated to treat all Awards similarly.
If a participant is terminated without Cause (as defined in the 2020 Plan) or resigns for Good Reason (as defined in the 2020 Plan), in either case, on or within two years after a Change in Control then (i) each Award granted prior to the Change in Control will become fully vested and (ii) any Class A common stock deliverable pursuant to RSUs will be delivered promptly (but no later than 15 days) following such participant’s termination of employment).
Transferability
Unless the Administration provides otherwise, no Award granted under the 2020 Plan may be transferred in any manner, except by will or the laws of descent and distribution.
Amendment and Termination
The Board may amend, alter, suspend or terminate the 2020 Plan, as long as the no-repricing provision is not amended. The Company will obtain stockholder approval of any amendment as necessary and desirable to comply with applicable law and the requirements of any stock exchange or quotation system on which the shares are listed. No amendment, alteration, suspension or termination may materially affect the rights of any participant without the participant’s consent.
Forfeiture
Certain participants and Awards held by such participants are subject to the Company’s Clawback Policy and may be subject to other forfeiture, return or reimbursement provisions set forth in the related Award agreement or arising under applicable laws.
Our Clawback Policy provides for the clawback of compensation under certain circumstances. If an annual incentive payment or long-term incentive payment is received by an executive officer, where such payment was predicated upon achieving certain financial results that are subsequently the subject of a finding of material non-compliance with the financial reporting requirements under the securities laws within three years of receiving such compensation, and a lower payment would have been made to the executive based upon the corrected financial results, the Board will seek to recover from the executive officer the amount by which such executive officer’s incentive payments for the relevant period exceeded that lower payment. The Board may also seek to recoup such compensation from participants that are not executive officers. In addition, under the award agreements and Clawback Policy, the Company may require the award recipient to repay any shares or other amount paid in respect of the award, as well as any consideration received in respect of a sale or other disposition of any such shares, if we reasonably determine that one or more of the following has occurred: (a) the award recipient has committed a felony while providing service to the Company; (b) during the service period or at any time thereafter, the award recipient has committed or engaged in a breach of confidentiality, or an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information of the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company; or (c) during the service period or at any time thereafter, the award recipient has committed or engaged in a material and intentional act of theft, embezzlement or fraud, or materially and intentionally breached any agreement to which the recipient is a party with the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company.
Federal Income Tax Aspects Relating to Awards Under the 2020 Plan
This is a brief summary of the federal income tax aspects of Awards that may be made under the 2020 Plan, as it may be amended, based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a participant’s death or federal employment taxes. The tax consequences of Awards under the 2020 Plan depend upon the type of Award. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Incentive Stock Options
In general, a holder of an ISO realizes no taxable income upon the grant or, if the applicable holding period is met, exercise of an ISO. The exercise of an ISO, however, may result in an alternative minimum tax liability to the participant. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the holder (and a deduction for us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the holder does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.
Nonstatutory Stock Options
In general, in the case of a NSO, the holder has no taxable income at the time of grant but realizes income in connection with exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss for which we are not entitled to a deduction.
Restricted Stock and Performance Shares
Unless a holder of restricted stock or performance shares makes an election to accelerate recognition of the income to the date of grant as described below, the holder will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock or performance share award is granted. When the restrictions lapse, the holder will recognize ordinary income equal to the fair market value of the Class A common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time. If the holder files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock or performance shares, the holder will recognize ordinary income as of the date of grant equal to the fair market value of the Class A common stock as of that date, less any amount the holder paid for the Class A common stock, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the Class A common stock will be taxable to the holder at capital gains rates. If, however, the restricted stock or performance share award is later forfeited, the holder will not be able to recover the tax previously paid pursuant to his or her Section 83(b) election.
Restricted Stock Units and Performance Units
A holder of an RSU or a PSU does not recognize income, and we will not be allowed a tax deduction, at the time a RSU or PSU is granted. When the RSUs or PSUs vest and are settled for cash or stock, the holder generally will be required to recognize as ordinary income an amount equal to the fair market value of the shares on the date of vesting. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a deduction.

Stock Appreciation Rights
Generally, a holder of a SAR will realize ordinary income upon the receipt of payment to SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares of Class A common stock received. We generally will be entitled to a corresponding tax deduction equal to the amount includible in the holder’s income.
Section 409A of the Code
Certain types of Awards under the 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such Awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2020 Plan and Awards granted under the 2020 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Administrator, the 2020 Plan and applicable Award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable Awards from Section 409A of the Code.
New Plan Benefits
No Awards will be made under the 2020 Plan if such Awards would cause the total number of shares issued under the plan to exceed the 25,373,359 currently authorized until after the 2023 Amendment has been approved by our stockholders. Because all Awards under the 2020 Plan are within the discretion of the Compensation Committee, neither the number nor the type of future Awards under the 2020 Plan to be received by or allocated to particular participants or groups of participants is presently determinable, other than the award of RSUs to each of the non-employee directors contemplated to be granted after the election of directors at the Annual Meeting, see “Director Compensation.”
The Board recommends a vote FOR the approval to amend the 2020 plan to increase the number of shares of Class a common stock reserved under the plan by 8,000,000.

PROPOSAL FOUR — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Although the stockholder vote is an advisory vote only and is not binding on our Company or our Board, our Board and our Compensation Committee will consider the voting results when making future compensation decisions. The Board currently plans to hold advisory votes to approve the compensation of our NEOs on an annual basis, and the next such vote will be held at the 2024 Annual Meeting.
As described in the “Executive Compensation” section of this proxy statement, we believe that our executive compensation and benefits programs emphasize pay for performance and are designed to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our strategic objectives. The Compensation Committee regularly reviews our executive compensation program and seeks to maintain a strong connection between compensation and the aspects of our performance that our executive officers can impact and that are likely to have an effect on stockholder value. See “— Compensation Discussion & Analysis” and the additional information under “Executive Compensation” for further details.
For these reasons, stockholders are asked to vote in favor of the following resolution:
“RESOLVED, that the stockholders hereby approve the compensation of Lordstown Motor Corp.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”
The Board recommends a vote FOR the approval of the advisory vote to approve the compensation of our named executive officers.

PROPOSAL FIVE — APPROVAL OF A REVERSE STOCK SPLIT
General
Our Board has adopted resolutions recommending that the stockholders approve an amendment to our Certificate of Incorporation, in substantially the form attached hereto as Annex B (the “Reverse Stock Split Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) at a ratio ranging from 1:3 to 1:15, with the final decision as to whether to proceed with the Reverse Stock Split and the exact ratio of the Reverse Stock Split to be determined by our Board, in its discretion, following stockholder approval (if obtained), at any time prior to the one-year anniversary of the 2023 Annual Meeting. If our stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware (the “Effective Date”).
The Reverse Stock Split will simultaneously impact all outstanding shares of Class A common stock. The Reverse Stock Split will affect all holders of Class A common stock uniformly, and no Class A common stockholder’s interest in the Company will be diluted as each such stockholder will hold the same percentage of the shares of Class A common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split Amendment will not reduce the number of authorized shares of Class A common stock (which will remain at 450,000,000) or Preferred Stock (which will remain at 12,000,000) and will not change the par value of the Class A common stock or Preferred Stock (which in each case will remain at $0.0001 per share).
Reasons for a Reverse Stock Split
To continue to satisfy NASDAQ listing standards.   The Board believes that the Reverse Stock Split will enhance our ability to continue to satisfy NASDAQ’s continued listing requirements. One of NASDAQ’s listing requirements is that the bid price of our Class A common stock remains at a minimum price of $1.00 per share. Our Class A common stock has closed below the $1.00 minimum price each day from March 7, 2023 through March 27, 2023, the date prior to filing this proxy statement. If our Class A common stock continues to trade below $1.00 for 30 consecutive days, we anticipate that we will receive a delisting notice from NASDAQ stating that the Company is not in compliance with its listing requirements, and we would thereafter have 180 days to re-gain compliance. If we receive such a notice, our expectation is that we would implement the Reverse Stock Split if needed in order to cause an increase in our stock price to regain compliance within the 180-day period. Reducing the number of outstanding shares of our Class A common stock should, absent other factors, result in an increase in the per share market price of our Class A common stock in satisfaction of NASDAQ’s continued listing standards. However, there is no guarantee that implementing the Reverse Stock Split will increase the price of our Class A common stock sufficiently to be able to re-gain such compliance. If we are otherwise unable to comply with the listing standards, such non-compliance or a delisting from NASDAQ would materially and adversely affect our ability to raise capital, including under our current agreements, and our financial condition and business.
To potentially attract investment capital.   With a high number of issued and outstanding shares of Class A common stock, the price per share of our Class A common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our Class A common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public.
To potentially improve the marketability and liquidity of our Class A common stock.   The Board believes that an increased stock price may also improve the marketability and liquidity of our Class A common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks. For example, shares may not be sold pursuant to the Open Market Sale Agreement, dated November 7, 2022, that we entered into with Jefferies LLC, as sales agent, for at-the-market offerings of our

Class A common stock (the “ATM”) if the offering price is not at least $1.00 per share or the stock is no longer listed on national securities exchange. We believe that the Reverse Stock Split may make our Class A common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our Class A common stock.
To decrease the risk of market manipulation of our Class A common stock.   The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Class A common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.
To provide us with flexibility with respect to our authorized Class A common stock.   The Reverse Stock Split will also effectively increase the number of authorized and unreserved shares of our Class A common stock for future issuances by the amount of the reduction in outstanding Class A common shares effected by the Reverse Stock Split. These additional shares would be available in the event that the Board determines that it is necessary or appropriate (i) to provide financial flexibility to raise additional capital through the sale of equity securities, convertible securities, or other equity-linked securities; (ii) to enter into strategic business transactions; (iii) to provide equity incentives to directors, officers and employees pursuant to equity compensation plans; and (iv) for other corporate purposes. The availability of additional shares of Class A common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time.
The Board has not authorized the Company to take any action with respect to the shares that would become available for issuance after the implementation of the Reverse Stock Split, and the Company currently does not have any definitive agreements with respect to the issuance of such additional shares of Class A common stock; provided, that, in each case as previously disclosed, the Company does anticipate further issuances of shares of Class A common stock, subject to the satisfaction of applicable closing conditions including our continued stock exchange listing compliance, (i) upon the consummation of one or more additional closings under the Investment Agreement with Foxconn and upon the conversion of the shares of Preferred Stock issued and sold, or to be issued and sold, pursuant to the Investment Agreement; (ii) from time to time, pursuant to the ATM, which provides for the issuance and sale of up to an aggregate of 50,200,000 shares of our Class A common stock (which amount may be adjusted as a result of any Reverse Stock Split) and (iii) under the 2020 Plan, including as it may be amended pursuant to Proposal Three, and outstanding warrants. Depending on the number of shares of Preferred Stock that are issued to Foxconn and the then-applicable Ownership Limitation and conversion ratio (as adjusted for any Reverse Stock Split), the conversion of the Preferred Stock into Class A common stock (including any dividends on such shares that are paid in kind), when such shares become convertible, could result in the issuance of a substantial number of shares of Class A common stock.
We need additional funding to execute our business plan that includes producing and selling the EnduranceTM, our full-size electric pickup truck, and developing other vehicles, due to the capital required to purchase the raw materials and vehicle components for saleable vehicles, invest in the hard tooling to lower our bill of materials cost and fund engineering for development of future vehicles and corporate expenditures. The opinion of our independent registered public accountants on our audited financial statements as of and for the year ended December 31, 2022 contains an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. We have engaged a financial advisor and continue to explore all financing alternatives, including through issuances of our securities, as our operations are anticipated to require significant capital for the foreseeable future, along with maintaining liquidity in excess of our targeted minimum liquidity. We are also seeking strategic partners to provide additional capital and other support to enable us to scale the Endurance program and to develop new vehicle programs in coordination with Foxconn or otherwise. As we seek additional sources of financing, there can be no assurance that such financing would be available to us on favorable terms or at all. If we are unable to raise substantial additional capital in the near term, through sales of our equity securities or otherwise, our operations and production plans will be scaled back or curtailed. If the funds raised are insufficient to provide a bridge to consistent serial production at a profit, our operations could be severely curtailed or cease entirely and we may not realize any significant value from our assets.

Accordingly, the Board believes that the Reverse Stock Split is in the best interests of the Company and our stockholders to maintain NASDAQ listing compliance, facilitate capital raising and enhance the marketability and liquidity of our Class A common stock, among other reasons.
Criteria to be Used for Determining Whether to Implement a Reverse Stock Split
This proposal gives the Board discretion to select a Reverse Stock Split ratio from within a range between and including 1:3 and 1:15, any time prior to the one-year anniversary of the 2023 Annual Meeting, based on the Board’s then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:
•
the historical trading price and trading volume of our Class A common stock;

•
the then-prevailing trading price and trading volume of our Class A common stock and the expected impact of the Reverse Stock Split on the trading market in the short-and long-term;

•
the continued listing requirements for our Class A common stock on NASDAQ or other exchanges;

•
the number of shares of Class A common stock outstanding;

•
which Reverse Stock Split ratio would result in the least administrative cost to us; and

•
prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
The Reverse Stock Split, if completed, may not result in the intended benefits described above, the market price of our Class A common stock may not increase (proportionately to the reduction in the number of shares of our Class A common stock outstanding after the Reverse Stock Split or otherwise) following the Reverse Stock Split and the market price of our Class A common stock may decrease in the future.
Although reducing the number of outstanding shares of our Class A common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Class A common stock, the effect of the Reverse Stock Split on our stock price cannot be predicted with any certainty. In addition, the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance, financial results, dilutive issuances of additional securities, market perception of our business, and general industry, market and economic conditions, among the other matters identified under the heading “Risk Factors” in our Form 10-K and other filings with the SEC. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split. In the future, if we fail to satisfy NASDAQ’S listing requirements and are subsequently unable to regain compliance in a timely manner, NASDAQ may suspend trading and commence delisting proceedings.
The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs. The liquidity of our Class A common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, the Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading which generally results in higher transaction costs. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.
The implementation of the Reverse Stock Split would result in an effective increase in the authorized number of shares of Class A common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Class A common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.
Stockholders should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our Class A common stock decline after the Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.
Effects of a Reverse Stock Split
A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of Class A common stock into a proportionately smaller number of shares. For example, a stockholder holding 100,000 shares of Class A common stock before the Reverse Stock Split would instead hold 10,000 shares of Class A common stock immediately after that Reverse Stock Split if the Board determined the ratio to be 1-for-10. Each stockholder’s proportionate ownership of outstanding shares of Class A common stock would remain the same, except for immaterial adjustments that may result from the treatment of fractional shares as described herein. All shares of Class A common stock will remain validly issued, fully paid and non-assessable.
Upon the effectiveness of the Reverse Stock Split:
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each 3 to 15 shares of Class A common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Class A common stock;

•
no fractional shares of Class A common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);

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proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, RSUs, PSUs, SARs and warrants and upon conversion of all then-outstanding shares of Preferred Stock (including with respect to any accrued dividends to be paid in kind), which will result in a proportional decrease in the number of shares of Class A common stock reserved for issuance upon exercise or vesting of such stock options, RSUs, PSUs, SARs and warrants and upon the conversion of such shares of Preferred Stock, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

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the number of shares of Class A common stock then reserved for issuance under our equity compensation plans will be reduced proportionately.

We also expect that we would cause the number of shares of Class A common stock issuable under the Investment Agreement and Open Market Sales Agreement to proportionately decrease.
The following table summarizes, for illustrative purposes only, the anticipated effects of the Reverse Stock Split on our shares available for issuance based on information as of March 1, 2023 (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming Proposal Five Is Approved by Stockholders and Implemented by the Board
Status	Number of Shares of Class A Common Stock Authorized	Number of Shares of Class A Common Stock Issued and Outstanding	Number of Shares of Class A common stock Reserved for Future Issuance(1)(2)	Number of Shares of Class A common stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Class A Common Stock Authorized but Unissued and Unreserved(3)
Pre-Reverse Stock Split	450,000,000	238,985,109	40,409,157	170,605,734	$168,899,677
Post-Reverse Stock Split 1:3	450,000,000	79,661,703	13,469,719	356,868,578	$1,059,899,677
Post-Reverse Stock Split 1:6	450,000,000	39,830,852	6,734,860	403,434,289	$2,396,399,677
Post-Reverse Stock Split 1:9	450,000,000	26,553,901	4,489,906	418,956,193	$3,732,899,677
Post-Reverse Stock Split 1:12	450,000,000	19,915,425	3,367,430	426,717,145	$5,069,399,677
Post-Reverse Stock Split 1:15	450,000,000	15,932,341	2,693,944	431,375,516	$6,405,899,677

(1)
Assumes that Proposal Three is approved and the 2020 Plan is increased by 8,000,000 shares prior to the implementation of the Reverse Stock Split and includes outstanding warrants to purchase an aggregate of 5,663,907 shares and a proportionate reduction of such share amounts post-split.

(2)
Includes 15,839,025 shares of Class A common stock that would be issuable upon conversion of the 300,000 shares of Preferred Stock purchased by Foxconn to date pursuant to the Investment Agreement (including accrued and unpaid dividends (on a pre-split basis)) if such shares were convertible (and such dividends were paid in kind) as of March 1, 2023, without taking into account the Ownership Limitations (as defined below) in effect as of such date. Dividends on the Preferred Stock accrue at a rate equal to 8% per annum and compound quarterly. Further, we may issue up to another 700,000 shares of Preferred Stock, and, to the extent we issue any such shares, the number of shares of Class A common stock reserved for issuance upon the conversion of the outstanding shares of Preferred Stock will increase accordingly. See “Certain Relationships and Related Party Transactions — Agreements with Foxconn — Investment Agreement and Preferred Stock Ownership.”

(3)
Based on a hypothetical post-split stock price calculated by multiplying the closing price of the Class A common stock on March 1, 2023 ($0.99) by the split ratio.

The Reverse Stock Split would affect all stockholders uniformly, including holders of Preferred Stock with respect to the conversion of their Preferred Stock into shares of Class A common stock. As of the Effective Date, each stockholder would own (or be entitled to convert Preferred Stock into) a reduced number of shares of Class A common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).
The Reverse Stock Split would not affect the registration of our Class A common stock under Section 12(b) of the Exchange Act, and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Class A common stock would continue to be listed on NASDAQ under the symbol “RIDE” (subject to compliance with continued listing requirements) but would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number after the Effective Date.
Cash Payment In Lieu of Fractional Shares
No fractional shares of Class A common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of our Class A common stock on NASDAQ on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the Reverse Stock Split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.
As of the Record Date, there were 34 Class A common stock holders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedure for Effecting Reverse Stock Split
The effectiveness of the proposed Reverse Stock Split Amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, prior to the one-year anniversary of the 2023 Annual Meeting. The text of the proposed form of the Reverse Stock Split Amendment is attached hereto as Annex B. If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Effective Date.
Effect on Beneficial Holders
Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Class A common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.
Effect on Registered “Book-Entry” Holders
Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they automatically will receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.
Effect on Outstanding Preferred Stock
Upon a Reverse Stock Split, there will be no adjustment to the outstanding shares of Preferred Stock. At the Effective Time, the number of shares of Class A common stock underlying the Preferred Stock will decrease, and the conversion price will increase, in proportion to the fraction by which the number of shares of Class A common stock underlying such Preferred Stock are reduced as a result of the Reverse Stock Split. Also, the number of shares of Class A common stock reserved for issuance with respect to our Preferred Stock would be equitably adjusted by the Company in the manner determined by the Board.
No Appraisal Rights
Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Material U.S. Federal Income Tax Consequences
The following is a general summary of material U.S. federal income tax consequences of the Reverse Stock Split to stockholders. This summary is based on the provisions of the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH HOLDER OF CLASS A COMMON STOCK SHOULD CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our Class A common stock as a capital asset (generally, property held for investment).
This summary is for general information only and does not address all tax considerations that may be applicable to a stockholder’s particular circumstances or to stockholders that may be subject to special tax rules, such as, for example and without limitation, brokers and dealers in securities or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, U.S. expatriates, non-resident alien individuals, tax-exempt entities, governmental organizations, foreign entities, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our Class A common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Class A common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Class A common stock, persons that hold our Class A common stock in an individual retirement account, 401(k) plan or similar tax-favored account, persons who acquired their Class A common stock in connection with employment or other performance of services, or partnerships or other flow-through entities for U.S. federal income tax purposes and partners, members or investors in such entities. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences (such as estate or gift tax consequences) other than U.S. federal income taxation. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.
For purposes of this summary, a “U.S. holder” means a beneficial owner of our Class A common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if (1) the administration of which is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Class A common stock , the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our Class A common stock is a partner of a partnership holding shares of our Class A common stock , such stockholder should consult his, her, or its own tax advisor.
THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSIDERATIONS ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (SUCH AS THE ESTATE

OR GIFT TAX LAWS) OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder generally will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the Class A common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its Class A common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Class A common stock received pursuant to the Reverse Stock Split will include the holding period of the Class A common stock surrendered in the Reverse Stock Split in exchange therefor. Treasury regulations promulgated under the Code provide rules for allocating the tax basis and holding period of the shares of the Class A common stock received pursuant to the Reverse Stock Split. U.S. holders of our Class A common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Class A common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Class A common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending upon a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding (at the current applicable rate of 24%), unless a U.S. holder provides, in a timely manner, to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, if any, provided that the U.S. holder furnishes the required information in a timely manner to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Accounting Consequences
The par value per share of our Class A common stock will remain unchanged at $0.0001 per share following the Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to Class A common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of Class A common stock will be increased as a result of the fewer shares of Class A common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.
The Board recommends a vote FOR the approval of the Reverse Stock Split proposal.

CORPORATE GOVERNANCE
Code of Ethics and Corporate Governance Guidelines
The Board sets high standards for our workforce, officers and directors. We are committed to establishing an operating framework that exercises appropriate oversight of responsibilities at all levels throughout the Company and managing our affairs in a manner consistent with rigorous principles of business ethics. Accordingly, we have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to our directors, officers and employees. We have also adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws, and charters of the standing committees of the Board, form the framework for Lordstown’s corporate governance. The Code of Ethics, Corporate Governance Guidelines, and the committee charters are each available on Lordstown’s website at: https://investor.Lordstownmotors.com/corporate-governance/governance-overview. We will disclose on our website any amendment to the Code of Ethics, as well as any waivers of the Code of Ethics, which are required to be disclosed by the rules of the SEC or NASDAQ.
Director Independence
The Board believes in having a majority of independent directors on the Board. As such, a majority of the directors are “independent directors” as defined under the NASDAQ Rules. The Nominating and Corporate Governance Committee is responsible for evaluating the independence of directors and director nominees against the independence requirements under the NASDAQ Rules and regulations promulgated by the SEC and makes recommendations to the Board as to the independence of directors and nominees. The Board has determined that each of the non-employee directors qualify as independent directors under the NASDAQ Rules.
Board Leadership Structure
Chairman of the Board and Lead Independent Director
Our Corporate Governance Guidelines currently provide that our Board leadership structure consists of a Chairman of the Board and a Chief Executive Officer both appointed by the Board. These positions may be filled by one individual or by two different individuals. Our current Executive Chairman of the Board is Mr. Ninivaggi, and our current Chief Executive Officer is Mr. Hightower.
Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, the Board will appoint an independent director to serve as the Board’s Lead Independent Director. Ms. Strand served as our Chairman of the Board from August 26, 2021 until May 19, 2022, when the Board combined the roles of Chairman of the Board and Chief Executive Officer, and appointed Mr. Ninivaggi, our then-current Chief Executive Officer, to serve as Executive Chairman. On May 19, 2022, the Board appointed David T. Hamamoto, an independent director and Chairman of the Nominating and Corporate Governance Committee, to serve as Lead Independent Director. Mr. Hamamoto retained this position after Mr. Hightower became Chief Executive Officer. The primary responsibilities of the Lead Independent Director include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, serving as a liaison between the Chairman of the Board and/or the Chief Executive Officer and the independent directors, reviewing and approving meeting agendas, meeting schedules and information sent to the Board and being available for consultation and direct communication with stockholders, as requested and as appropriate. The Lead Independent Director also has the authority to call meetings of the independent directors of the Board or meetings of the Board. The Board believes that this leadership structure is appropriate as Mr. Hightower has transitioned into the Chief Executive Officer role with Mr. Ninivaggi continuing to provide executive leadership and his industry expertise, while the role of the Lead Independent Director fosters independent oversight of the Board. The Board periodically reviews this leadership structure to ensure that it continues to meet our needs in light of all relevant facts and circumstances at that time.
Committees of the Board
As further described below, the Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the Board committees is comprised solely of independent directors, and the Board may appoint a chair to each committee.

Audit Committee
During the 2022 fiscal year, our Audit Committee consisted of Mr. Feldman, Ms. Reiss, Martin Rucidlo (who served on the Board and such committee until the annual meeting of stockholders in May 2022) and Mr. Anderson (since May 2022). The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the NASDAQ Rules and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with NASDAQ Rules related to audit committee requirements. In arriving at such determination, the Board examined each Audit Committee member’s scope of experience and the nature of his or her prior or current employment. The Audit Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. Mr. Feldman serves as the chair of the Audit Committee and the Board has determined that Mr. Feldman qualifies as an audit committee financial expert within the meaning of SEC regulations. During the 2022 fiscal year, the Audit Committee held four meetings.
Both our independent registered public accounting firm and management periodically will meet privately with the Audit Committee.
The functions of this committee include, among other things:
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evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage new independent registered public accounting firm;

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reviewing our financial reporting processes and disclosure controls;

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reviewing and approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

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reviewing the adequacy and effectiveness of our internal control policies and procedures, including the effectiveness of our internal audit function;

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reviewing with the independent registered public accounting firm the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by us;

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obtaining and reviewing at least annually a report by our independent registered public accounting firm describing the independent registered public accounting firm’s internal quality control procedures and any material issues raised by the most recent internal quality-control review;

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monitoring the rotation of our independent registered public accounting firm’s lead audit and concurring partners and the rotation of other audit partners as required by law;

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prior to engagement of any independent registered public accounting firm, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on its independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent registered public accounting firm;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent registered public accounting firm and management;

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reviewing with our independent registered public accounting firm and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls and critical accounting policies;

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reviewing with management and our independent registered public accounting firm any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or other matters;

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preparing the report that the SEC requires in our annual proxy statement;

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reviewing and providing oversight of any Related Party Transactions (as defined below) in accordance with our Related Party Transaction Policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Ethics;

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reviewing our major financial risk exposures, including the guidelines and policies to govern the processes by which risk assessment and risk management are implemented; and

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reviewing and evaluating the Audit Committee charter annually and recommending any proposed changes to the Board.

Compensation Committee
During the 2022 fiscal year, our Compensation Committee consisted of Mr. Spencer, Chair, Mr. Feldman and Ms. Strand (since May 2022). The Board determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NASDAQ Rules. The Compensation Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. During the 2022 fiscal year, the Compensation Committee held five meetings.
The functions of this committee include, among other things:
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reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

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reviewing and approving the compensation and other terms of employment of our executive officers;

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reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

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making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

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reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to non-employee members of the Board;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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administering equity incentive plans, to the extent such authority is delegated by the Board;

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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, perquisites and any other compensation, and special or supplemental benefits for executive officers;

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reviewing with management our disclosure under the caption “Compensation Discussion and Analysis” in periodic reports or proxy statements to be filed with the SEC, to the extent such disclosure is included in any such report or proxy statement;

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preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and

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reviewing and evaluating the Compensation Committee charter annually and recommending any proposed changes to the Board.

Nominating and Corporate Governance Committee
During the 2022 fiscal year, our Nominating and Corporate Governance Committee consisted of Mr. Hamamoto, Chair; Mr. Spencer; Michael Gates (who served on the Board and such committee until the annual meeting of stockholders in May 2022) and Ms. Soave (since May 2022). The Board determined that each of the members of the Nominating and Corporate Governance Committee, during the period he or she served on the committee, satisfied the independence requirements of the NASDAQ Rules. The Nominating and Corporate Governance Committee has the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. During the 2022 fiscal year, the Nominating and Corporate Governance committee held five meetings.
The functions of this committee include, among other things:
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identifying, reviewing and making recommendations of candidates to serve on the Board;

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evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

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evaluating nominations by stockholders of candidates for election to the Board;

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evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approval;

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advising the Board on environmental, sustainability and corporate governance matters, including developing, maintaining and recommending to the Board policies applicable to the Company, and recommending to the Board any changes to such policies and principles;

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periodically reviewing and updating the Corporate Governance Guidelines;

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reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends; and

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reviewing periodically the Nominating and Corporate Governance Committee charter, structure and membership requirements and recommending any proposed changes to the Board.

Board Role in Risk Oversight
The Board maintains oversight of Lordstown’s risk management processes. The Compensation Committee periodically evaluates whether there are any risks arising from the Company’s compensation policies for all employees and overall actual compensation practices that are reasonably likely to have a material adverse effect on Lordstown and recommends to the Board any changes deemed appropriate by such committee. The Audit Committee reviews and discusses with management and the independent registered public accounting firm the Company’s major enterprise risk exposures and the steps management has taken to monitor and control those exposures. Such review and discussion includes the Company’s policies addressing risk assessment and risk management of our operational, financial, accounting and tax matters.
Board Meetings
The Board held 17 meetings during the 2022 fiscal year. All directors then in office attended at least 75% of all meetings of the Board and committees of which he or she was a member, except, that, Joseph Anderson attended only 50% of the meetings to which he was invited while he was a director due to conflicts that were scheduled before the meeting dates were set.
Process and Considerations for Nominating Board Candidates
The Board’s objective is that its membership be composed of a diverse group of experienced and dedicated individuals. The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, recruiting, and recommending qualified candidates to the Board for nomination or election and for filling vacancies occurring between annual meetings of stockholders. Candidates for membership on the Board will be reviewed in the context of the existing membership of the Board, the operating requirements of the Company, and the long-term interests of stockholders. A director’s qualifications in light of these criteria are considered at least each time such director is renominated for Board membership. The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees. At a minimum, the Nominating and Corporate Governance Committee considers:
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Personal qualities and characteristics, accomplishments and reputation in the business community;

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Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

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Ability and willingness to commit adequate time to Board and committee matters;

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The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

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Diversity of viewpoints, background, experience and other demographics.

In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm. With regard to any candidates who are properly recommended by stockholders (as described in more detail below) or by other sources, the Nominating and Corporate Governance Committee reviews the qualifications of any such candidate. After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends the director nominees that it has determined to be qualified to the full Board.
It is the policy of the Nominating and Corporate Governance Committee to consider properly submitted recommendations for candidates to the Board from stockholders. Stockholder recommendations for candidates to the Board must be directed in writing to Lordstown Motors Corp., 2300 Hallock Young Road, Suite 200, Lordstown, OH 44481, Attention: Secretary — Legal Department, with a copy sent by e-mail to legal@lordstownmotors.com. To be timely, a stockholder must give notice of his or her recommendation for candidates to the Board within the Notice Period. The Notice Period for the 2024 Annual Meeting will be from January 23, 2024 to February 22, 2024, so long as the 2024 Annual Meeting is not more than 30 days before or more than 60 days after May 22, 2024.
Stockholder recommendations for candidates to the Board must include (i) the candidate’s name, age, and business and residence address; (ii) the candidate’s principal occupation or employment; (iii) the class or series and number of shares of capital stock of Lordstown that are owned beneficially or of record by the candidate; and (iv) any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such recommendations must also include (i) the recommending stockholder’s name and record address as they appear on Lordstown’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Lordstown that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made; (iii) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names); (iv) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
Investment Agreement with Foxconn and Foxconn Right to Designate Directors
On November 7, 2022, the Company entered into the Investment Agreement with Foxconn, pursuant to which Foxconn agreed to make an additional equity investment (collectively, the “Investment Transactions”) in the Company in the form of up to $70 million of our Class A common stock and up to $100 million of our Preferred Stock.
On November 22, 2022, the Company completed the initial closing under the Investment Agreement, at which Foxconn purchased (a) approximately 12.9 million shares of Class A common stock, and (b) 300,000 shares of Preferred Stock, for an aggregate purchase price of approximately $52.7 million (the “Initial Closing”).

The Investment Agreement also provides for the Subsequent Common Closing, at which Foxconn will purchase approximately 26.9 million additional shares of Class A common stock following the parties’ receipt of CFIUS Clearance and subject to the other conditions set forth in the Investment Agreement. Upon satisfaction of certain electric vehicle (“EV”) program milestones (including establishing an EV Program budget) and subject to satisfaction of other conditions set forth in the Investment Agreement, Foxconn will purchase in two tranches up to 700,000 additional shares of Preferred Stock. The first tranche will be for an aggregate purchase price of up to $30 million; the second tranche will be in an amount up to $40 million. The parties have agreed to use commercially reasonable efforts to agree upon the EV program budget and program milestones no later than May 7, 2023. However, no assurances can be given that each of the conditions to subsequent funding by Foxconn will be satisfied or as to the timing of any such fundings.
Upon the consummation of the Subsequent Common Closing, Foxconn will become entitled to designate two candidates for nomination for election or appointment to the Board (the “Foxconn Directors”). In such event, the size of the Board would be increased by two members, absent any resignations or other changes to the then-current Board.
It is possible that the Subsequent Common Closing will occur, and that the Foxconn Directors may be appointed, after the date of the filing of this proxy statement but before the date of the 2023 Annual Meeting. It is the Company’s intention that, at the applicable time, one Foxconn Director will be classified as a Class I director, whose initial term will end at the 2024 Annual Meeting, and the second Foxconn Director will be classified as a Class II director, whose initial term will end at the Company’s annual meeting of stockholders to be held in 2025.
Foxconn will relinquish one Board seat if it does not continue to beneficially own shares of Class A common stock and Preferred Stock that represent (on an as-converted basis) at least 50% of the number of shares of Class A common stock (on an as-converted basis) acquired by Foxconn in connection with the Investment Transactions. Foxconn will relinquish its other Board seat if it does not continue to beneficially own at least 25% of the number of shares of Class A common stock acquired by Foxconn in connection with the Investment Transactions (on an as-converted basis).
The terms of the Investment Agreement and the Certificate of Designation provide that, until the later of (i) December 31, 2024 and (ii) 90 days after the first day on which no Foxconn Director serves on the Board and Foxconn no longer has a right to appoint any Foxconn Directors, Foxconn has agreed to vote all of its shares of Class A common stock and Preferred Stock (to the extent then entitled to vote) in favor of each director recommended by the Board and in accordance with any recommendation of the Board on all other proposals that are the subject of stockholder action (other than any action related to any merger or business combination or other change of control transaction or sale of assets).
See discussion under the heading “Certain Relationships and Related Party Transactions — Agreements with Foxconn — Investment Agreement and Preferred Stock Ownership” for a further discussion of Foxconn’s rights under the Investment Agreement and as the holder of our Preferred Stock.
Board Diversity Matrix
The table below provides certain statistics related to the composition of our Board members as of March 1, 2023. Each of the categories listed in the table below has the meaning as set forth in NASDAQ Rule 5605(f).
Total Number of Directors:	9

	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5		0	1
Part II: Demographic Background
African American or Black	0	2		0	0
Alaskan Native or Native American	0	0		0	0
Asian	0	1		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	3	2		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+			0
Did Not Disclose Demographic Background			1
Attendance at Annual Meetings of Stockholders by the Board
Although Lordstown does not have a formal policy regarding attendance by members of the Board at Lordstown’s annual meetings of stockholders, directors are encouraged to attend. All eight members of the Board as of immediately prior to the 2022 annual meeting attended such meeting.
Stock Transactions
Hedging, Short Sales and Pledging of Shares
Our insider trading policy prohibits our Board members and executive officers from engaging in short sales, buying or selling put options, call options or other derivatives of Lordstown’s securities or engaging in hedging transactions or investing in financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Lordstown’s securities. Our insider trading policy also prohibits our Board members, executive officers and certain other employees and insiders who may be designated from time to time by Lordstown’s General Counsel from holding Lordstown’s securities in a margin account and from pledging Lordstown’s securities as collateral for a loan.
Stock Ownership by Board and Management
We have adopted written stock ownership guidelines pertaining to our Board members, executive officers and vice presidents, in addition to our insider trading policy. Each executive officer and vice president is required to adhere to a particular individual stock ownership guideline level in his or her ownership of shares of the Company’s Class A common stock and other equity awards (a value of shares equal to five times salary for the each of the Executive Chairman and the Chief Executive Officer, two to three times salary for other executive officers and one times salary for vice presidents). Until an executive officer or vice president obtains their respective guideline level amount, they must retain at least 50% of the net shares received as a result of the exercise, vesting or payment of equity awards received from the Company. Each executive officer or vice president must achieve their guideline level within five years of becoming an executive officer or vice president, or if not in compliance within five years, such individual must retain at least 75% of their net shares received as a result of the exercise, vesting or payment of equity awards until the guideline level is achieved. Once the guideline level is achieved by an applicable officer at a price equal to the average closing price of our Class A common stock as reported on Nasdaq for any 30-day period, the requirement is considered to have been met notwithstanding any subsequent change in share price, so long as that number of shares is held throughout the compliance period for the applicable officer’s term as an executive officer or vice president of the Company. If any such officer ceases, at any point, to own the number of shares held at the time he or she achieved his or her guideline level for the first time (other than due to a change in salary or leadership position), then his or her compliance level will again be assessed based on the applicable guideline level for such officer and the average closing price of our Class A common stock as reported on Nasdaq for the 30-day period ending on the applicable measurement date.
Each non-employee director also has an individual stock ownership guideline level of a value of shares equal to three times the non-employee director annual cash compensation. Non-employee directors must retain at least 50% of the equity awards granted to them until reaching their guideline level. Each non-employee director must achieve their guideline level within five years of becoming a director, or if not in compliance within five years, such individual will be required to retain at least 75% of their equity awards until the guideline level is achieved. Once the guideline level is achieved by the non-employee director at a price equal to the average closing price of our Class A common stock as reported on Nasdaq for any 30-day period, the requirement is considered to have been met notwithstanding any subsequent change in share price, so long as that number of shares is held throughout the compliance period for the applicable term as a non-employee director. If any such director ceases, at any point, to own the number of shares held at the time he or she achieved his or her guideline level for the first time (other than due to an increase in annual cash compensation), then his or her compliance level will again be assessed based on the non-employee director guideline level and the average closing price of our Class A common stock as reported on Nasdaq for the 30-day period ending on the applicable measurement date. The foregoing stock ownership guidelines for non-employee directors would not apply to any future Foxconn Director.
For both executives and non-employee directors (other than any future Foxconn Directors), the value of shares is based on a 30-day rolling average through the day prior to the date of calculation. Equity awards that are used to determine if the guideline level is met include (i) shares owned outright by the individual or by the individual’s immediate family member residing in the same household; (ii) shares held in a retirement account, trust or similar account; (iii) vested deferred RSUs or performance share units that may only be settled in shares; and (iv) unvested time-based restricted stock and RSUs. The stock ownership guidelines may be waived or suspended at the discretion of the Compensation Committee in the event that an executive officer, vice president, or non-employee director would face serious hardship if he or she were to comply with the stock ownership guidelines.
Contacting the Board
Any stockholder who desires to contact our non-employee directors regarding appropriate Lordstown business-related comments may do so by writing to Lordstown Motors Corp., 2300 Hallock Young Road, Suite 200, Lordstown, OH 44481, Attention: Legal Department, with a copy sent by e-mail to legal@lordstownmotors.com. Our General Counsel, or someone acting in her place, receives these communications unfiltered by Lordstown, forwards communications to the appropriate committee of the Board or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to ir@lordstownmotors.com.

EXECUTIVE OFFICERS
Below is a list of the names, ages, positions and a brief description of the business experience of each of our executive officers as of March 1, 2023.
Name	Age	Position
Daniel A. Ninivaggi	58	Executive Chairman
Edward T. Hightower	57	Chief Executive Officer and President
Adam B. Kroll	48	Executive Vice President and Chief Financial Officer
Melissa A. Leonard	53	Executive Vice President, General Counsel & Secretary
Dr. Donna L. Bell	56	Executive Vice President, Product Creation, Engineering and Supply Chain
Daniel A. Ninivaggi.   See biographical information above in section “Proposal One: Election of Directors — Information Regarding the Board — Daniel A. Ninivaggi.”
Edward T. Hightower.   See biographical information above in section “Proposal One: Election of Directors — Nominees for Class III Directors — Edward T. Hightower.”
Adam B. Kroll.   Mr. Kroll has served as our Chief Financial Officer and Principal Accounting Officer since October 2021. Mr. Kroll served as the Chief Administrative Officer of Hyzon Motors Inc., a publicly traded a global supplier of zero-emissions hydrogen fuel cell-powered commercial vehicles, from March through July 2021. From October 2020 through January 2021, Mr. Kroll was the interim Chief Financial Officer of UPG Enterprises, a family office operating diversified industrial companies (“UPG”). Prior to his tenure at UPG, Mr. Kroll spent five years at PSAV Holdings, a global event technology services provider, where he served in roles of increasing responsibility, including Treasurer, Head of Corporate Development and Senior Vice President — Finance. Prior to his time at PSAV Holdings, Mr. Kroll served as an investment banker at JP Morgan Chase, a publicly traded diversified global financial global financial services company, and elsewhere focusing on the automotive industry where, during his tenure, he advised companies on capital markets, loan and M&A transactions.
Melissa A. Leonard.   Ms. Leonard has served as our Executive Vice President, General Counsel and Secretary since January 2022. Prior to joining the Company, Ms. Leonard was co-leader of the Mergers and Acquisitions team for Baker & Hostetler LLP, a national law firm, during 2021, where she served as outside counsel to the Company from 2019 to 2022. Ms. Leonard had been a corporate and transactional attorney at Baker & Hostetler LLP since 1995 and has extensive legal experience with mergers and acquisitions, financings and corporate governance matters. Ms. Leonard was a member of the Board of Trustees of the Museum of Contemporary Art (MOCA), Cleveland, Ohio from 2007 to 2021 and served on the Finance and Governance Committees.
Dr. Donna L. Bell.   Dr. Bell has served as the Company’s Executive Vice President — Product Creation, Engineering and Supply Chain since July 2022. Dr. Bell has almost 30 years of automotive hands-on leadership experience in engineering, product development, purchasing, quality, mobility and autonomous vehicle strategy and research. Prior to joining the Company, Dr. Bell has served in various roles at Ford Motor Company, a publicly traded automobile manufacturer (“Ford”), since 1993, including as Vice President Brand Management and Marketing, Ford Credit from January 2022 to June 2022; Director, Autonomous Vehicle and Mobility Strategy from November 2020 to January 2022; Global Director, Technology & Features Strategy and Planning from May 2019 to November 2020; CTO Chief of Staff — Research and Advanced Engineering from September 2018 to May 2019; and Director, Research Operations Palo Alto Innovation Center from May 2017 to September 2018. Her work in the development of new technology, including electronic modules and vehicle systems led to her receiving multiple patents. Dr. Bell has also been involved in creating educational programs for students in science, technology, engineering and mathematics (STEM), and she has held multiple leadership positions in professional organizations including the National Society of Black Engineers, Society of Women Engineers and Ford’s first employee resource group, FAAN (Ford African Ancestry Network). Dr. Bell currently sits on the Lawrence Technological University Board of Trustees and College of Engineering Advisory Board, Wayne State’s College of Engineering Board of Visitors, Torch of Wisdom Foundation board of directors, Delta

Sigma Theta Sorority, Incorporated Southfield Alumnae Chapter Executive Board (as assistant financial secretary), and she serves as the co-chair for Governor Whitmer’s Black Leadership Advisory Council. She holds a bachelor’s degree in electrical engineering from Lawrence Technological University, two master’s degrees (Electronics and Computer Systems and Engineering Management) and a Ph.D. from Wayne State University’s School of Engineering.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of our named executive officers for 2022 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this discussion.
Named Executive Officers
Our senior management team underwent several changes in 2022. Effective July 12, 2022, the Board appointed Mr. Hightower, the Company’s then-current President, to serve as Chief Executive Officer and President and the Company’s then-current Chairman of the Board and Chief Executive Officer, Mr. Ninivaggi, to serve as the Executive Chairman of the Board. This change in the management structure allowed Mr. Hightower to expand his leadership role, given his expertise in vehicle development, and added efficiency to the Company’s operations, rather than operating with a separate Chief Executive Officer and President, given the scaled-back size of the Company following the sale of the Lordstown, Ohio facility and outsourcing of production to Foxconn. As Executive Chairman, Mr. Ninivaggi is able to continue to facilitate strong engagement by the Board and support Mr. Hightower’s transition into the chief executive position. On January 1, 2022, the Company also transitioned to a new chief legal officer as Ms. Leonard joined the Company as Executive Vice President, General Counsel and Secretary.
The following discussion and analysis relates to the compensation arrangements for 2022 of our named executive officers (“Named Executive Officers” or “NEOs”) listed below, including (i) the two persons serving as our principal executive officer (“PEO”), and (ii) the two most highly compensated persons, other than our PEOs, who were serving as executive officers at the end of our fiscal year ended December 31, 2022, based on total compensation determined under Item 402 of Regulation S-K of the SEC Rules.
Name	Age	Position
Daniel A. Ninivaggi	58	Executive Chairman (former PEO) (since July 12, 2022)
Edward T. Hightower	57	Chief Executive Officer and President (current PEO) (since July 12, 2022)
Adam B. Kroll	48	Executive Vice President and Chief Financial Officer
Melissa A. Leonard	53	Executive Vice President, General Counsel and Secretary
Overview and Fiscal Year 2022 Company Highlights
Our mission is to accelerate electric vehicle (“EV”) adoption and to be a catalyst in the transition of commercial fleets to all-EVs for a more sustainable future. We are an EV innovator focused on developing high-quality, light-duty, work vehicles. We believe we are one of the only North American light duty original equipment manufacturers focused solely on EVs for commercial fleet customers. We believe the large commercial fleet market presents a unique opportunity for vehicles designed specifically for the needs of these customers. We are implementing a strategy designed to accelerate the launch of new commercial EVs. This includes working on our own vehicle programs as well as partnering with third parties, including Foxconn and its affiliates, as we seek to leverage our vehicle development experience, our proprietary and open-source code and other non-proprietary technologies, our existing Endurance vehicle platform, and potentially new vehicle platforms to drive commonality and scale, and more efficiently develop and launch EVs, to enhance capital efficiency and achieve profitability.
As discussed further below, our current executive compensation program seeks to provide competitive pay and align the interests of our NEOs with long-term stockholder interests by tying a substantial portion of the value of their compensation to our long-term stock price and/or the achievement of financial, operational and strategic objectives. In 2022, the Company’s full-year accomplishments under our executive leadership included the following:

•
Closed the sale of the Lordstown, Ohio facility to Foxconn for approximately $257 million in total consideration

•
Entered into the Investment Agreement with Foxconn for additional funding of up to $170 million, subject to certain conditions, of which $52 million has been funded

•
Progressed pre-development work on a new vehicle program in collaboration with the Foxconn EV Ecosystem

•
Started commercial production and sales of the EnduranceTM, our electric full-size pickup truck

•
Ended the year with cash and short-term investments of $221.7 million and a reduced operating loss driven by spending discipline

Overview of Compensation to Named Executive Officers in 2022
The chart below shows the annualized compensation mix between cash and equity-based compensation and the percentage of total compensation that is performance-based for each NEO for 2022.
	CASH COMPENSATION			EQUITY COMPENSATION		Performance- Based % of Total(4)
Name and Principal Position	Salary(1)	Non-Equity Incentive Plan Cash Bonus at Target(2)	% of Total	Grant Date Fair Value(3)	% of Total
Daniel A. Ninivaggi Executive Chairman (since July 12, 2022)	$590,480	$620,005	56.4%	$921,645	43.1%	42.83%
Edward T. Hightower Chief Executive Officer and President (since July 12, 2022)	$646,153	$678,462	34.9%	$2,457,720	65.1%	39.07%
Adam B. Kroll Chief Financial Officer	$449,999	$360,000	46.1%	$985,716	53.8%	32.12%
Melissa A. Leonard Executive Vice President, General Counsel and Secretary	$432,692	$360,000	27.1%	$2,122,21(5)	72.5%(5)	29.88%(5)

(1)
For Messrs. Ninivaggi and Hightower, amount shown is the actual salary received and reflects their change in roles during the year.

(2)
Shown at target payout at 100%; actual payout was at 68%.

(3)
Consists of RSUs, PSUs and premium-priced options (other than the options received by Ms. Leonard on her date of hire). See chart below under “Current Elements of Named Executive Officer Compensation — Equity-Based Incentives” for the allocation of award by type.

(4)
Includes non-equity incentive plan cash bonus at target payout of 100% and the grant date fair value of PSUs and premium-priced options.

(5)
Includes equity awards received on the date of hire of January 1, 2022.

Compensation Philosophy
Our compensation and benefits programs are designed to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our strategic objectives by: (i) providing compensation packages that are competitive with market practice and drive and reward the achievement of our business objectives; (ii) closely aligning the interests of our NEOs with those of our stockholders by providing a significant portion of our NEOs’ compensation in equity and linking a significant portion of compensation to performance-based results; and (iii) appropriately aligning compensation with both short-term and long-term Company performance measures and strategic objectives.

Our 2022 compensation program consisted primarily of base salary, short-term cash incentive awards and long-term equity awards, with an increased emphasis on performance-based incentives through the annual cash incentive bonus and addition of PSUs and premium-priced options for a large portion of the 2022 grants. In determining the amount of each compensation element awarded to our NEOs, our Compensation Committee looks at each NEO’s overall compensation package, as well as the amount of each compensation element for the NEO relative to both internal and external pay to determine whether such amounts and the overall mix of compensation elements for the NEO’s role further the principles and objectives of our executive compensation program. While the Compensation Committee considers a multitude of factors in its deliberations, it places no formal weight on any one factor. The Compensation Committee intends to annually review and analyze market trends and adjust the design and operation of our executive compensation program from time to time as it deems appropriate. In addition, the Compensation Committee will consider the extent to which the compensation of our executive officers should be further linked to specific performance objectives.
Key Factors in Determining Executive Compensation
Role of Compensation Committee in Executive Compensation
The Compensation Committee has overall responsibility reviewing and determining the compensation of our executive officers. Members of the Compensation Committee are appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee. Currently, the Compensation Committee consists of three members of the Board: Mr. Spencer (Chair), Mr. Feldman and Ms. Strand, each of whom is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NASDAQ Rules. See “Corporate Governance — Compensation Committee” above.
Role of Compensation Consultants
The Compensation Committee has authority under its charter to retain the services of outside consultants to assist in making decisions related to the establishment of the Company’s compensation philosophy and programs, including for executives and directors. In 2021 and 2022, the Compensation Committee retained an independent national compensation consultant, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”). In 2021, Aon advised the Compensation Committee regarding executive and equity-based compensation programs and executive employment agreements and, in 2022, provided further assistance with the amended employment agreements with Messrs. Ninivaggi and Hightower and in evaluating executive equity compensation grants, annual cash incentives and the burn rate and the size of our equity plan share reserve.
Role of Executive Officers in Compensation Decisions
Historically, for executive officers other than themselves, the Compensation Committee has sought and considered input from our Executive Chairman and Chief Executive Officer, regarding such executive officers’ responsibilities, performance and compensation and the compensation program’s ability to attract, retain and motivate executive talent. The Compensation Committee considers these recommendations, but ultimately determines compensation in its judgment, and approves the specific compensation for all of our executive officers and has also submitted these compensation arrangements for approval by the full Board. Our Executive Chairman and Chief Executive Officer are not present during Compensation Committee deliberations or votes on their compensation. The Compensation Committee provided the Chief Executive Officer with authority under the 2020 Plan to grant and administer equity awards, up to an aggregate of 200,000 shares, and subject to certain maximum limits on the seniority of personnel receiving or holding such awards.
Role of Stockholder Say-on-Pay Votes
At the 2022 Annual Meeting, we held our first stockholder advisory “say-on-pay” vote on the compensation of our NEOs. Our stockholders approved the compensation of our NEOs, with over 93% of our stockholders present and entitled to vote at the 2022 Annual Meeting voting in favor of our compensation policies for our NEOs. Given these results, and following consideration of them, the Compensation Committee has generally decided to retain our overall approach to executive compensation while continuing to evaluate our practices frequently, including in response to future say-on-pay votes. Moreover, our stockholders voted to hold an advisory vote annually regarding the compensation of our NEOs. We held our first such vote at the 2022 Annual Meeting, and our stockholders will vote to approve, on a non-binding advisory basis, the compensation of our named executive officers under Proposal Four at the 2023 Annual Meeting.
Clawback Policy
Our Clawback Policy, 2020 Plan and related award agreements provide for the clawback of compensation under certain circumstances. If an annual incentive payment or long-term incentive payment is received by an executive officer, where such payment was predicated upon achieving certain financial results that are subsequently the subject of a finding of material non-compliance with the financial reporting requirements under the securities laws within three years of receiving such compensation, and a lower payment would have been made to the executive based upon the corrected financial results, the Board will seek to recover from the executive officer the amount by which such executive officer’s incentive payments for the relevant period exceeded that lower payment. The Board may also seek to recoup such compensation from participants that are not executive officers. In addition, under the award agreements and Clawback Policy, the Company may require the award recipient to repay any shares or other amount paid in respect of the award, as well as any consideration received in respect of a sale or other disposition of any such shares, if we reasonably determine that one or more of the following has occurred: (a) the award recipient has committed a felony while providing service to the Company; (b) during the service period or at any time thereafter, the award recipient has committed or engaged in a breach of confidentiality, or an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information of the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company; or (c) during the service period or at any time thereafter, the award recipient has committed or engaged in a material and intentional act of theft, embezzlement or fraud, or materially and intentionally breached any agreement to which the recipient is a party with the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company.

Highlights of Our Executive Compensation Practices
We seek to ensure that our executive compensation programs are closely aligned with the interests of our stockholders by following these executive compensation best practices:
What We Do	What We Do Not Do
Design an executive compensation program to mitigate undue risk and conduct annual reviews to assess risk of our compensation programs	Permit executives and directors to hold our stock in a margin account, pledge our stock as collateral for loans or engage in speculative transactions involving our stock, including hedging
Award annual incentive compensation subject to achievement of objective and pre-established performance goals tied to operational and strategic objectives	Re-price stock options without stockholder approval
Consider benchmarking data, to the extent relevant, to target executive officer compensation around the market median	Provide cash buyouts for underwater stock options or stock appreciation rights without stockholder approval
Include double trigger change in control vesting provisions for equity awards	Provide excessive perquisites
Engage an independent compensation consultant that reports directly to the Compensation Committee	Pay dividends on any unvested stock options, stock appreciation rights, restricted stock units or unearned performance-based equity awards
Use a compensation recovery, or clawback policy, for the CEO, certain officers and other key employees that applies to cash and equity compensation	Provide excise tax gross-ups upon change in control
Require stock ownership and retention values that align the interests of our executive officers and other key employees with the long-term interests of our stockholders
Current Elements of Named Executive Officer Compensation
Each of our NEOs has entered into an employment agreement with the Company setting forth the basic terms of their compensation arrangements. See “Executive Compensation — Narrative Disclosure to Summary Compensation Table — Agreements with the Named Executive Officers” below. The base salary, target annual cash bonus and general equity award amount for each of our NEOs was determined at the time they entered into their employment agreements or was adjusted by the Compensation Committee following entry into such employment agreement. These levels were set to be commensurate with the NEO’s duties and authorities, contributions, prior experience and sustained performance, as well as to be competitive within specific roles and geographical markets. The Compensation Committee considers, among other things, the role and responsibility of the NEO, competitive market factors, the amount of stock-based equity compensation already held by the NEO, the impact of changes in our stock price and the cash-based compensation that may be received by the NEO, to determine the level and types of equity awards that it approves. We may grant one-time new hire equity awards to our employees, including executives, upon their commencement of employment with us, or upon changes in individual responsibilities as well as for purposes of retention.

Base Salary
The following table sets forth information regarding the annualized base salary rates at the end of 2022 for our NEOs:
Name	Ending Fiscal 2022 Base Salary ($)(1)
Daniel A. Ninivaggi(2)	$450,000
Edward T. Hightower(3)	$675,000
Adam B. Kroll	$450,000
Melissa A. Leonard	$450,000

(1)
Reflects an annualized rate assuming 52 weeks each comprised of five workdays.

(2)
Mr. Ninivaggi’s annual base salary was adjusted, effective as of August 2022, in connection with Mr. Hightower’s appointment as Chief Executive Officer and the change in Mr. Ninivaggi’s responsibilities to serve solely as the Company’s Executive Chairman of the Board to consist of: (i) a non-contingent cash component of $450,000; and (ii) a contingent cash component of $225,000 payable if the Company’s publicly-traded equity market capitalization exceeds targets of $750 million, $1 billion and $1.25 billion in 2022, 2023 and thereafter, respectively.

(3)
Mr. Hightower’s annual base salary increased, effective as of July 2022, to $675,000 (from $625,000) in connection with his appointment as the Company’s Chief Executive Officer and President.

Non-Equity Incentive Plan Compensation & Bonuses
For 2022, the Compensation Committee established a performance-based annual incentive bonus structure under which each NEO had a target annual incentive amount based on a percentage of his or her salary and a payout amount of 0%-150% of target that could be earned based on 2022 performance against pre-established metrics. Payout with respect to 50% of the awards was based on the combined achievement of: (1) operating cash flow and revenue goals; (2) completion of the transactions contemplated by the Asset Purchase Agreement entered into with Foxconn in November 2021; (3) launch of the commercial production of the Endurance in the third quarter of 2022; and (4) the combined performance of the functional responsibilities of the bonus plan participants (the “Universal Goals”). For the other 50% of the awards, one-half of the payout was based on the achievement of individualized functional goals for each officer, which were tied to the title, function and area of responsibility of such officer and supported the achievement of the Universal Goals, and the remainder was based on personal performance.
The target bonus amounts and actual payout for 2022 for each of the NEOs was as follows:
Name	Target as a % of Salary	Target Bonus ($)	Actual Payout Amount ($)	Actual Payout as a % of Target
Daniel A. Ninivaggi(1)	105%	$616,000	$474,304	77%
Edward T. Hightower(2)	105%	$674,300	$552,946	82%
Adam B. Kroll	80%	$360,000	$293,400	82%
Melissa A. Leonard	80%	$360,000	$293,400	82%

(1)
Mr. Ninivaggi’s target percentage for 2022 is pro-rated, based on the August 2022 effective date of an amendment to his employment agreement, to reflect his change in position from CEO to Executive Chairman (for which his target was 125% as CEO and will be 80% for 2023).

(2)
Mr. Hightower’s target percentage for 2022 is pro-rated, based on the July 2022 effective date of an amendment to his employment agreement, to reflect his change in position from President to both CEO and President (for which his target was 100% as President and will be 110% beginning in 2023).

The Compensation Committee determined that the Universal Goals were achieved at a 68% level, which accounted for 50% of the overall bonus amount, due to the Company’s achievement of operating cash flow that was above plan, the completion of the Asset Purchase Agreement transactions with Foxconn and the launch of commercial production of the Endurance in the third quarter of 2022. These achievements were offset by revenue that was below target for the year and the challenges with the Endurance launch that have persisted into 2023. The achievement amount approved by the Compensation Committee reflected a reduction for production volumes that were below expectations. Each of the NEOs had achievement of between 85% and 90% in their functional and personal objectives during the year.
In 2022, each of Messrs. Ninivaggi, Hightower and Kroll also each received a cash bonus payment established under the terms of their respective employment agreements entered into in 2021 relating to their service during 2021 and continued employment through the designated payment date in 2022.
Equity-Based Incentives
In 2022, the long-term component of NEO compensation consisted of stock options to purchase shares of our Class A common stock as well as time-based RSU and performance-based PSU awards that are settled in shares of our Class A common stock upon vesting. The awards vest over three years subject to continued service. This composition of equity awards is intended to incentivize both the achievement of specified Company performance milestones and increased stockholder value through our stock price. Equity award compensation represented between 47% to 74% of our NEO’s total target 2022 compensation and, therefore, a substantial portion of total compensation depends on long-term stock price performance.
The Compensation Committee meets periodically, including to approve equity award grants to our executives. We have established equity award grant practices that seek to make grants when our trading window is open under our insider trading policy or on a pre-determined schedule such as annual grants to our non-employee directors on the date of the annual meeting of stockholders.
Stock Options Awards
The stock options granted to the NEOs in 2022 (other than Ms. Leonard’s grant upon initial hire) vest as to one-third of the award on each of August 15, 2023, August 15, 2024 and August 15, 2025 and expire after seven years. The exercise price of these stock options was set at a premium of 25% to the market price on the date of grant, resulting in an exercise price of $3.45. On her date of hire, Ms.  Leonard received an option to purchase 200,000 shares of Class A common stock with an exercise price equal to $3.45 per share, which vest as to one-third on each of the grant date and the first and second anniversary of the grant date, subject to continued employment through each vesting date.
Restricted Stock Unit Awards
The RSUs granted to the NEOs in 2022 (other than Ms. Leonard’s grant upon initial hire) vest as to one-third of the award on each of August 15, 2023, August 15, 2024, and August 15, 2025. On her date of hire, Ms. Leonard received 250,000 RSUs, which vest as to one-third on each of the grant date and the first and second anniversary of the grant date, subject to continued employment through each vesting date.
Performance Stock Unit Awards
The PSUs granted to the NEOs in 2022 will vest if and when the following events occur, subject to the PSU holder’s continued employment through the Determination Date (as defined below): (a) as to 50% of each PSU award, the Company achieves a customer ship date of a vehicle using Foxconn’s Mobility-in-Harmony (MIH) or other Foxconn-affiliated vehicle platform by June 30, 2025; and (b) as to the remaining 50% of each PSU award, certain revenue targets (each, an “Annual Revenue Target”) are achieved for each of the 12-month periods (“Applicable Period”) occurring in the three years ending June 30, 2025 (such cumulative period, the “Performance Period”). If the Annual Revenue Target is achieved during the Applicable Period, one-third of such PSU amount will be earned with respect to such Applicable Period. If the Annual Revenue Target is not achieved during the Applicable Period, but the Annual Revenue Target is exceeded in another subsequent Applicable Period (“Excess Annual Revenue”), such Excess Annual Revenue may be applied to another Applicable Period and, if the Annual Revenue Target is then met, one-third of such PSU amount will be earned with respect to such Applicable Period. Following the end of the Performance Period, the Compensation Committee will determine whether the vesting conditions have been achieved and the extent to which the PSUs have been earned (the “Determination Date”) and, subject to continued employment through the Determination Date, all earned PSUs will then vest and be settled in shares of Class A common stock. The Compensation Committee determined to use revenue as an element of the PSU performance metrics (with a measurement beginning as of June 2022) and annual cash incentive goals (for fiscal year 2022) given its importance to achieving sustainable operations. With respect to the PSUs, the Compensation Committee elected to set annual revenue values, rather than a three-year target, given the difficulty in forecasting revenue at the time of grant as the Company was just commencing production of its initial vehicle and in early stages of its relationship with Foxconn to begin development of additional vehicles.
The following table provides the grant amount for each type of award received by the NEOs in 2022:
Name and Principal Position	Number of Shares Underlying Premium-Priced and Other Option Awards(1)	Number of Shares Underlying RSU Awards	Number of Shares Underlying PSU Awards
Daniel A. Ninivaggi	112,500	225,000	112,500
Edward T. Hightower	300,000	600,000	300,000
Adam B. Kroll	90,000	270,000	90,000
Melissa A. Leonard	290,000(2)	520,000(2)	90,000

(1)
Options are premium-priced with an exercise price set at 25% above the market price on the grant date, with the exception of an option to purchase 200,000 shares of Class A common stock provided to Ms. Leonard as an inducement to hiring, which has an exercise price of the market price on the grant date.

(2)
Includes grants provided to Ms. Leonard as an inducement to hiring, consisting of an option to purchase 200,000 shares of Class A common stock with an exercise price equal to $3.45 per share and 250,000 RSUs, which vest as to one-third on each of the grant date and the first and second anniversary of the grant date, subject to continued employment through each vesting date.

Severance and Change in Control Benefits
If an NEO’s employment is terminated by the Company in the event of a “termination upon change of control” or without “cause” or by such NEO for “good reason” (as each term is defined in the applicable employment agreement), such NEO would be entitled to receive, subject to his or her execution and non-revocation of a general release of claims, an amount equal to a certain number of months’ base salary and accelerated vesting of all outstanding and unvested equity awards, as detailed below. In addition, if such NEO’s employment is terminated for any reason other than: (i) “cause” or (ii) such NEO’s resignation without “good reason,” such NEO is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination.
Benefits and Perquisites
The NEOs have been provided benefits on the same basis as all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short- and long-term disability insurance; a health savings account; and a tax-qualified Section 40l(k) plan for which only a safe harbor matching contribution is provided. We do not maintain any executive-specific benefit or perquisite programs.
Retirement Benefits
The Company provides a tax-qualified Section 401(k) plan for all employees, including the NEOs. The Section 401(k) plan provides for safe harbor matching contributions for participants’ elective contributions to the 401(k) plan and for discretionary profit-sharing contributions to participants who satisfy the eligibility requirements under the Section 401(k) plan. The Company does not provide to employees, including its

NEOs, any other retirement benefits, including, but not limited to, tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.
Tax and Accounting Considerations
In making decisions about executive compensation, the Compensation Committee took into account certain tax and accounting considerations, including Sections 162(m), 409A and 280G of the Internal Revenue Code. Additionally, the Company accounts for stock-based payments in accordance with the requirements of FASB ASC Topic No. 718, “Compensation-Stock Compensation.” Although the Compensation Committee will consider the tax impact of compensation to our covered executives and to the Company when designing our compensation programs, non-deductible compensation will be paid to covered executives when our Compensation Committee determines that providing such compensation is appropriate to attract and retain executive talent or is otherwise in the best interests of the Company.
Our Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.
Compensation Committee Report
The Compensation Committee oversees the Company’s compensation programs, policies and practices. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the members of the Compensation Committee of the Board
Dale Spencer (Chair)
Keith Feldman
Angela Strand
Summary Compensation Table
The following table presents information concerning the total compensation of our NEOs for each of the last two fiscal years. No disclosure is provided for fiscal years for which those persons were not NEOs.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Daniel A. Ninivaggi Executive Chairman (since July 12, 2022)	2022	$590,481(4)	$153,528(5)	$773,145	$148,500	$474,304	$13,040	$2,152,998
	2021	$236,588(6)	$160,740	$3,857,000	$1,309,770	—	$11,600	$5,575,698
Edward T. Hightower Chief Executive Officer and President (since July 12, 2022)	2022	$646,154(7)	$50,000(8)	$2,061,720	$396,000	$552,946	$840	$3,707,660
	2021	—	—	—	—	—	—	—
Adam B. Kroll Chief Financial Officer	2022	$450,000	$68,965(9)	$866,916	$118,800	$293,400	$22,778	$1,820,860
	2021	$69,231	—	$1,307,500	$400,440	—	—	$1,777,171
Melissa A. Leonard Executive Vice President, General Counsel and Secretary	2022	$432,692	—	$1,729,416	$392,800	$293,400	$14,770	$2,863,078
	2021	—	—	—	—	—	—	—

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each NEO, computed in accordance with FASB ASC Topic 718. Stock awards include RSUs and PSUs valued based on the closing market price of the Class A common stock on the grant date and assume, with respect to the PSUs, approximately 50% probability of achievement of all applicable performance conditions. See “— Equity-Based Incentives” discussion above for additional information regarding grants made in 2022. If the value of the PSUs had been calculated based on 100% probability of achievement of all applicable performance conditions, the respective stock award values would have been equal to (a) $931,500 for Mr. Ninivaggi, (b) $2,484,000 for Mr. Hightower, (c) $993,600 for Mr. Kroll, and (d) $1,856,100 for Ms. Leonard.
(2)
The amounts in this column represent annual cash bonuses earned pursuant to the terms of the Company’s performance-based annual incentive bonus structure. See “— Non-Equity Incentive Plan Compensation & Bonus” discussion above for additional information.

(3)
The amounts in this column include matching contributions by the Company under our 401(k) plan in respect of contributions made by such NEO in 2022 and expense reimbursements for cellular phone bills.

(4)
Reflects the change in Mr. Ninivaggi’s annual base salary rate, effective in August 2022, in connection with the change in his position from Chief Executive Officer to Executive Chairman of the Board.

(5)
Mr. Ninivaggi’s employment agreement entered into in 2021 provided for a set bonus amount, with payments to be split between and paid by November 2021 and January 2022 payment dates, subject to continued employment as of the applicable date. The amounts shown reflect the payment amount in the year received by Mr. Ninivaggi.

(6)
The amount of salary for Mr. Ninivaggi accounts for a voluntary reduction in annual base salary from $750,000 to $675,000, effective November 29, 2021.

(7)
Reflects the change in Mr. Hightower’s annual base salary rate, effective in July 2022, in connection with his appointment to the position of Chief Executive Officer of the Company.

(8)
Represents a signing bonus of $50,000 paid in 2022 pursuant to the employment agreement Mr. Hightower entered into in 2021, that was subject to recoupment by the Company if, before November 2022, he terminated his employment with the Company other than for good reason or his employment was terminated by the Company for cause.

(9)
Represents a bonus paid under Mr. Kroll’s employment agreement entered into in 2021 that was subject to Mr. Kroll’s continued employment through the payment date of by January 2022.

Narrative Disclosure to Summary Compensation Table
Agreements with the Named Executive Officers
We entered into employment agreements with each of the NEO’s as outlined below. Each such employment agreement contains certain terms that are common for each current NEO, which are described under the heading Common Employment Agreement Terms. Under subsequent headings for each NEO are the details of the employment agreement entered into by such NEO.
Common Employment Agreement Terms
If an NEO’s employment is terminated by the Company in the event of a “termination upon change of control” or without “cause” or by such NEO for “good reason” (as each term is defined in the applicable employment agreement), such NEO would be entitled to receive, subject to his or her execution and non-revocation of a general release of claims, an amount equal to a certain number of months’ base salary and accelerated vesting of all outstanding and unvested equity awards, as detailed below. In addition, if such NEO’s employment is terminated for any reason other than: (i) “cause” or; (ii) such NEO’s resignation without “good reason,” such NEO is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination. The employment agreements with the NEOs also contain certain restrictive covenants, including: (i) perpetual confidentiality and non-disparagement covenants; (ii) an assignment of inventions covenant and; (iii) non-competition and customer and employee non-solicitation covenants for the two-year period following any termination of employment.

Agreement with Daniel A. Ninivaggi
Mr. Ninivaggi entered into an employment agreement with the Company to serve as its Chief Executive Officer as of August 26, 2021, which was amended on each of November 9, 2021, and August 3, 2022, respectively. Mr. Ninivaggi’s annual base salary was adjusted in August 2022 in connection with Mr. Hightower’s appointment as Chief Executive Officer and the change in Mr. Ninivaggi’s responsibilities to serve solely as the Company’s Executive Chairman of the Board to consist of: (i) a non-contingent cash component of $450,000; and (ii) a contingent cash component of $225,000 payable if the Company’s publicly-traded equity market capitalization exceeds targets of $750 million, $ 1 billion and $1.25 billion are achieved in 2022, 2023 and thereafter, respectively. Mr. Ninivaggi’s bonus target was 105% of his actual base salary earned for the year ended December 31, 2022 and was set at 80% of his actual base salary earned for each fiscal year thereafter. He received a bonus for 2021 in an amount prorated for the period from August 26, 2021 through December 31, 2021 and paid in installments in November 2021 and January 2022 as provided by his agreement. Mr. Ninivaggi’s initial employment agreement also provided for initial grants in 2021 of 700,000 stock options with an exercise price of $5.51 per share and 700,000 RSUs under the 2020 Plan, and, as amended, contemplates annual grants in the Compensation Committee’s discretion. In the event of Mr. Ninivaggi’s death or disability, his unvested equity awards will vest pro rata based on the number of full and partial months served through such event. Mr. Ninivaggi’s severance amounts payable upon termination upon change of control, termination without “cause” or upon resignation for “good reason” following a change of control were set at eight months’ base salary calculated based on the amount of non-contingent base salary in effect at the time, unless the applicable market capitalization threshold had been achieved at the time of termination, in which case the full annual base salary in effect at the time would be used, plus $25,000, paid incrementally over a 12-month period and 12 months of continued health insurance coverage (in addition to the benefits described above). Upon termination for any reason other than: (i) “cause” or; (ii) Mr. Ninivaggi’s resignation without “good reason,” he is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination.
Agreement with Edward T. Hightower
Mr. Hightower entered into an employment agreement on November 9, 2021 with the Company in connection with his service as its President, and such employment agreement was amended and restated on July 12, 2022 in connection with his appointment as Chief Executive Officer and President of the Company. Mr. Hightower’s current annual base salary is $675,000. He had an annual bonus at a target equal to 105% of his base salary for the fiscal year ended December 31, 2022 and, for each fiscal year thereafter, he has an annual bonus equal to 110% of his annual base salary. His initial employment agreement also provided for a signing bonus of $50,000 paid in January 2022, that was subject to recoupment by the Company if, within the first year of his employment, he terminated his employment with the Company other than for good reason or his employment was terminated by the Company for cause. Mr. Hightower’s employment agreement also provided for the initial grants of 500,000 stock options with an exercise price of $5.69 and 500,000 RSUs under the 2020 Plan and contemplates annual equivalent grants. In the event of Mr. Hightower’s death or disability, his unvested equity awards will vest pro rata based on the number of full and partial months served through such event. Mr. Hightower’s severance amounts payable upon termination upon change of control, termination without “cause” or upon resignation for “good reason” was set at eight months’ base salary plus $25,000, paid incrementally over a 12-month period. Upon termination for any reason other than: (i) “cause” or; (ii) Mr. Hightower’s resignation without “good reason,” he is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination.
Agreement with Adam B. Kroll
Mr. Kroll entered into an employment agreement with the Company to serve as its Chief Financial Officer as of October 25, 2021. Mr. Kroll’s current annual base salary is $450,000 with an annual bonus target of 80% of his base salary. He received a bonus for 2021 prorated from October 25, 2021 through December 31, 2021, paid in January 2022 as provided by his agreement. Mr. Kroll’s employment agreement also provided for the initial grants of 200,000 stock options with an exercise price of $5.12 and 250,000 RSUs under the 2020 Plan, and contemplates annual equivalent grants. The awards vest equally on each of the first, second and third anniversary of the grant date, subject to continued employment through each vesting date. In the event of Mr. Kroll’s death or disability, his unvested equity awards will vest pro rata based on the number of full and partial months served through such event. Mr. Kroll’s severance amounts payable upon termination upon change of control, termination without “cause” or upon resignation for “good reason” was set at eight months’ base salary plus $25,000, paid incrementally over a 12-month period. Upon termination for any reason other than: (i) “cause” or; (ii) Mr. Kroll’s resignation without “good reason,” he is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination.
Agreement with Melissa A. Leonard
Ms. Leonard entered into an employment agreement with the Company to serve as its Executive Vice President, General Counsel and Secretary on January 1, 2022. Ms. Leonard’s current annual base salary is $450,000 with an annual bonus target of 80% of her base salary. Ms. Leonard’s employment agreement also provided for the initial grants of 200,000 stock options with an exercise price equal to $3.45 per share and 250,000 RSUs granted under the 2020 Plan, and contemplates annual equivalent grants. The initial grants vest as to one-third on each of the grant date and the first and second anniversary of the grant date, subject to continued employment through each vesting date. In the event of Ms. Leonard’s death or disability, her unvested equity awards will vest pro rata based on the number of full and partial months served through such event. Ms. Leonard’s severance amounts payable upon termination upon change of control, termination without “cause” or upon resignation for “good reason” was set at eight months’ base salary plus $25,000, paid incrementally over a 12-month period. Upon termination for any reason other than: (i) “cause” or; (ii) Ms. Leonard’s resignation without “good reason,” she is entitled to receive any actual bonus earned but unpaid as of the date of termination and a prorated target bonus for the year of termination.

Outstanding Equity Awards at 2022 Year End
The following table presents information regarding outstanding equity awards held by the NEOs as of December 31, 2022.
	Option Awards					Stock Awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1)
Daniel A. Ninivaggi	8/26/21(2)	233,333	466,667	$5.51	8/26/31	—	—	—	—
	8/26/21(3)	—	—	—	—	466,667	$532,000	—	—
	8/15/22(4)		112,500	$3.45	8/15/29
	8/15/22(5)					225,000	$256,500
	8/15/22(6)							112,500	$128,250
Edward T. Hightower	11/9/21(7)	166,666	333,334	$5.69	11/9/31
	11/9/21(8)					333,334	$380,001
	8/15/22(4)		300,000	$3.45	8/15/29
	8/15/22(5)					600,000	684,000
	8/15/22(6)							300,000	$342,000
Adam B. Kroll	10/13/21(9)	66,666	133,334	$5.12	10/13/31	—	—	—	—
	10/13/21(10)	—	—	—	—	166,667	$190,000	—	—
	8/15/22(4)		90,000	$3.45	8/15/29
	8/15/22(5)					270,000	$307,800
	8/15/22(6)							90,000	$102,600
Melissa A. Leonard	1/1/22(11)	133,332	66,668	$3.45	1/1/32
	1/1/22(12)					83,334	$95,001
	8/15/22(4)		90,000	$3.45	8/15/29
	8/15/22(5)					270,000	$307,800
	8/15/22(6)							90,000	$102,600

(1)
Calculated by multiplying the number of unvested shares of stock by the closing market price of our Class A common stock on December 30, 2022, the last business day of fiscal year 2022 ($1.14).

(2)
Represents an award of stock options that vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Ninivaggi’s continued employment through such vesting date. The first installment vested on August 26, 2022.

(3)
Represents the un-vested portion of an award of 700,000 RSUs which vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Ninivaggi’s continued employment through such vesting date. The first installment vested on August 26, 2022.

(4)
Represents an award of premium-priced stock options that vests in three equal annual installments on each of August 15, 2023, August 15, 2024 and August 15, 2025, subject to continued employment through such vesting date. The exercise price was set at 25% above the then-current market price.

(5)
Represents an award of RSUs that vests in three equal annual installments on each of August 15, 2023, August 15, 2024 and August 15, 2025, subject to continued employment through such vesting date.

(6)
Represents an award of PSUs that vest if a determination is made that the applicable performance conditions are met as of June 30, 2025. Share amounts are shown at 100% payout as there is no applicable threshold payout level. See “Equity-Based Incentives ― Performance Stock Unit Awards.”
(7)
Represents an award of stock options that vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Hightower’s continued employment through such vesting date. The first installment vested on November 9, 2022.

(8)
Represents the un-vested portion of an award of 500,000 RSUs which vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Hightower’s continued employment through such vesting date. The first installment vested on November 9, 2022.

(9)
Represents an award of stock options that vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Kroll’s continued employment through such vesting date. The first installment vested on October 13, 2022.

(10)
Represents the un-vested portion of an award of 250,000 RSUs which vests in three equal annual installments on each anniversary of the grant date, subject to Mr. Kroll’s continued employment through such vesting date. The first installment vested on October 13, 2022.

(11)
Represents an award of stock options that vests in three equal annual installments on the grant date and each of the first and second anniversary of the grant date, subject to Ms. Leonard’s continued employment through such vesting date. The first installment vested on January 1, 2022.

(12)
Represents the un-vested portion of an award of 250,000 RSUs that vests in three equal annual installments, on the grant date and each of the first and second anniversary of the grant date, subject to Ms. Leonard’s continued employment through such vesting date. The first installment vested on January 1, 2022.

Pay Versus Performance
The following table summarizes compensation paid to the persons serving as our principal executive officer (“PEO”) as set forth in our Summary Compensation Table, compensation actually paid to the persons serving as our PEO, average compensation paid to our Non-PEO NEOs as set forth in our Summary Compensation Table, and average compensation actually paid to our Non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company performance measures for the periods indicated:
Year	Summary Compensation Table Total for PEO(1)				Compensation Actually Paid to PEO(1)(2)				Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net (Loss)
	Edward T. Hightower	Daniel A. Ninivaggi	Angela Strand	Stephen S. Burns	Edward T. Hightower	Daniel A. Ninivaggi	Angela Strand	Stephen S. Burns
2022	$3,707,660	$2,152,998	—	—	$880,060	$(293,699)	—	—	$2,341,969	$1,223,082	$(94.32)	$(282.4) million
2021	—	5,575,698	$1,070,500	$489,423	—	$4,009,994	$698,032	$489,423	$2,921,422	$562,587	$(82.80)	$(410.4) million

(1)
The following individuals served as the Company’s PEO during 2022 and 2021: (i) Mr. Hightower, since July 2022, (ii) Mr. Ninivaggi from August 2021 until July 2022, (iii) Ms. Strand from June 2021 until August 2021, and (iv) Stephen S. Burns, from the Company’s inception through June 2021.

(2)
The charts below detail the additions to and deductions from the Summary Compensation Table Totals to calculate the Compensation Actually Paid amounts.

(3)
The Non-PEO NEOs include: 2022 — Mr. Kroll and Ms. Leonard; 2021 — Mr. Kroll, Jane Ritson-Parsons, Thomas V. Canepa and Chaun D. (John) Vo.

The following table reconciles the PEO Summary Compensation Table totals to Compensation Actually Paid for the periods indicated:
Name and Principal Position	Year	Salary	Bonus and Non-Equity Incentive Plan Compensation	Equity Compensation	All Other Compensation(1)	Summary Compensation Table Total	Deduction of Grant Date Fair Value of Equity Compensation from Summary Compensation Table Total(1)	(Deductions) or Additions to Summary Compensation Table Total for Equity Compensation Values(2)	Compensation Actually Paid
Daniel A. Ninivaggi	2022	$590,481	$627,832	$921,645	$13,040	$2,152,998	$(921,645)	$(1,525,052)	$(293,699)
	2021	$236,588	$160,740	$5,166,770	$11,600	$5,575,698	$(5,166,770)	$3,601,065	$4,009,994
Edward T. Hightower	2022	$646,154	$602,946	$2,457,720	$840	$3,707,660	$(2,457,720)	$(369,880)	$880,060
	2021	—	—	—	—	—	—	—	—
Angela Strand	2022	—	—	—	—	—	—	—	—
	2021	$500,000	—	$570,500	—	$1,070,500	$(570,500)	198,032	$698,032
Stephen Burns	2022	—	—	—	—	—	—	—	—
	2021	$489,423	—	—	—	$489,423	—	—	$489,423

(1)
Represents the grant date fair value of equity-based awards granted each year.

(2)
Reflects the value of equity awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The deductions and additions for the equity component of compensation actually paid for each fiscal year is further detailed in the supplemental table below.

The following table reconciles the Average Non-PEO NEO Summary Compensation Table totals to Compensation Actually Paid for the periods indicated:
Year	Average Salary	Average Bonus and Non-Equity Incentive Plan Compensation	Average Equity Compensation	Average All Other Compensation(1)	Average Summary Compensation Table Total	Average Deductions of Grant Date Fair Value of Equity Compensation from Summary Compensation Table Total(1)	Average Additions to Summary Compensation Table Total for Equity Compensation Values(2)	Average Compensation Actually Paid
2022	$441,346	$327,883	$1,553,966	$18,774	$2,341,969	$(1,553,966)	$435,079	$1,223,082
2021	$242,510	$25,000	$2,652,696	$1,216	$2,921,422	$(2,652,696)	$293,861	$562,587

(1)
Represents the average grant date fair value of equity-based awards granted each year.

(2)
Reflects the value of equity awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The additions for the equity component of compensation actually paid for each fiscal year is further detailed in the supplemental table below.

The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the periods indicated:
Name and Principal Position	Year	Addition of Fair Value of Current Year Equity Awards at Fiscal Year End	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End(1)	Additions of Fair Value, as of the Vesting Date, of Awards that were Granted and Vested in the Same Year	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Equity Value Included in Compensation Actually Paid
Daniel A. Ninivaggi	2022	$340,441	$(1,507,952)	—	$(357,541)	$(1,525,052)
	2021	$3,601,065	$—	—	$—	$3,601,065
Edward T. Hightower	2022	$907,843	$(952,667)	—	$(325,056)	$(369,880)
	2021	—	—		—	—
Angela Strand	2022	—	—	—	—	—
	2021	$42,532	—	$155,500	—	$198,032
Stephen Burns	2022	—	—		—	—
	2021	—	—		—	—
The following table includes supplemental data for the additions and deductions resulting in equity component of Non-PEO NEOs Average Compensation Actually Paid for the periods indicated:
Year	Addition of Average Fair Value of Current Year Equity Awards at Fiscal Year End	(Deductions) Additions for Average Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions of Average Fair Value, as of the Vesting Date, of Awards that were Granted and Vested in the Same Year	Additions (Deductions) for Average Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Average Equity Value Included in Compensation Actually Paid
2022	$526,819	$(233,759)	$213,107	$(71,087)	$435,079
2021	$1,123,460	$(829,598)	—	$—	$293,861
Relationship between Compensation Actually Paid and Performance Measures
The charts below show the relationship between the Compensation Actually Paid (“CAP”) to the PEOs (as a combined total of the amounts for all PEOs during the year) and the Average Compensation Actually Paid to the Non-PEO NEOs in fiscal 2021 and 2022 to each of (1) Net loss and (2) total shareholder return (“TSR”). The aggregate PEO CAP includes amounts for each of (x) Messrs. Burns and Ninivaggi and Ms. Strand in 2021, which include equity award values for Mr. Ninivaggi’s initial employment grants, and (y) Messrs. Ninivaggi and Hightower in 2022, which amounts also include compensation for their service in other executive officer roles.

Relationship Between Compensation Actually Paid and Net Loss ($000s)

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Compensation Actually Paid
$450,000
$350,000
$250,000
$150,000
$50,000
-$50,000
-$150,000
-$250,000
-$350,000
-$450,000
-$550,000
Net Loss
2021
2022
PEO CAP
Average Non-PEO NEO CAP
Net Loss

Relationship Between Compensation Actually Paid and Total Shareholder Return ($000s)

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Compensation Actually Paid
$100
$50
$0
-$50
-$100
-$150
Total Shareholder Return
2021
2022
PEO CAP
Average Non-PEO NEO CAP
TSR

2022 Director Compensation Table
The following table provides information concerning the compensation paid by us to each of our non-employee directors who served during any part of the year ended December 31, 2022. Neither Mr. Ninivaggi nor Mr. Hightower, who are NEOs, received additional compensation for their services as directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation	Total
David T. Hamamoto(2)	$75,385	$122,014	$39,894	—	$237,293
Keith Feldman(2)	$71,500	$122,014	$39,894	—	$233,408
Jane Reiss(2)	$60,000	$122,014	$39,894	—	$221,908
Dale Spencer(2)	$67,000	$122,014	$39,894	—	$228,908
Angela Strand(2)	$73,231	$122,014	$39,894	—	$235,139
Joseph B. Anderson, Jr.(3)	$36,923	$75,000	$39,894	—	$151,817
Laura J. Soave(3)	$33,846	$75,000	$39,894	—	$148,740
Michael Gates(3)	$21,154	$47,014	—	—	$68,168
Martin Rucidlo(3)	$23,077	$47,014	—	—	$70,091

(1)
Represents: (i) a partial year grant of RSUs granted on February 5, 2022 of 15,937 RSUs that vested on May 19, 2022, and (ii) an annual grant on May 19, 2022 of an option to purchase 31,915 shares of Class A common stock with an exercise price of $2.35 and 31,915 RSUs, each of which will vest on May 19, 2023.

(2)
Each of Messrs. Hamamoto, Feldman and Spencer and Messes. Reiss and Strand also hold 2,054 RSUs that vest on February 5, 2024 (with settlement subject to deferral elections in some cases), which is the remaining one-third of their initial non-employee director grants made on February 5, 2021. Each of Messrs. Hamamoto and Feldman has deferred the receipt of an aggregate of 12,328 shares, respectively, that were otherwise issuable upon vesting of the RSUs granted in 2021. In addition, each of Messrs. Hamamoto and Spencer and Ms. Reiss has deferred the receipt of 15,937 shares, respectively, that were otherwise issuable upon vesting of the RSUs granted in 2022. Ms. Reiss and Mr. Spencer each also held vested options to purchase 139,704 shares of Class A common stock as of December 31, 2021.

(3)
Mr. Anderson and Ms. Soave were elected to the Board in May 2022. Messrs. Gates and Rucidlo each served as a director until his term ended in May 2022.

Non-Employee Director Compensation Arrangements
The compensation program for the Company’s non-employee directors is designed to be consistent with our compensation philosophy for our employees, with an emphasis on equity-based compensation over cash in order to align the value of their compensation with the market value of our stock, and consequently, with the long-term interests of our stockholders.
In 2022, non-employee directors receive a combination of cash and equity compensation. The cash compensation consists of:
•
Annual Cash Retainer: $50,000

•
Lead Independent Director Annual Compensation: $25,000

•
Committee Chairperson Annual Cash Retainer:

•
Audit Committee: $15,000

•
Compensation Committee: $12,000

•
Nominating & Corporate Governance Committee: $10,000

•
Committee Member Annual Cash Retainer:

•
Audit Committee: $10,000

•
Compensation Committee: $6,500

•
Nominating & Corporate Governance Committee: $5,000

Non-employee directors also receive equity awards under the 2020 Plan. Beginning with the 2022 Annual Meeting, annual grants are to be made at each annual meeting such that the awards align with the period of service as a director. In connection with this transition, a pro rata grant of 15,937 RSUs, which had a value of $47,014, was made on February 5, 2022 for service during the period beginning February 5, 2022 and ending May 19, 2022. The RSUs vested on the date of the 2022 Annual Meeting. On May 19, 2022, each non-employee director received an annual grant with an aggregate grant date value of approximately $162,000 consisting of an option to purchase 31,915 shares of Class A common stock with an exercise price of $2.35 and 31,915 RSUs, each of which will vest on May 19, 2023. On the date of the 2023 Annual Meeting, non-employee directors are expected to receive equity grants in the form and amount to be recommended by the Compensation Committee and approved by the Board.
If, following a change in control of the Company, the service of a non-employee director is terminated, all RSUs and options granted to the director shall fully vest.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2022 regarding the Company’s equity compensation plan (share amounts are in thousands). The only plan pursuant to which the Company may currently make additional equity grants is the 2020 Plan.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	11,809	$7.12	5,558
Equity compensation plans not approved by stockholders	—	—	N/A
Total	11,809		5,558

(1)
Includes 682,500 shares under outstanding PSUs and 5,217,568 shares under outstanding RSUs, which shares are issued for no additional consideration. Reflects the maximum number of shares which may be issued under each outstanding award.

(2)
The weighted-average exercise price set forth in this column is calculated excluding RSUs and PSUs for which recipients are not required to pay an exercise price to receive the shares subject to the awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review of Related Party Transactions
Our Board has adopted a written Related Party Transaction Policy that sets forth the following policies and procedures for the review and approval or ratification of Related Party Transactions. A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. A “Related Party” means:
•
any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;

•
any person who is known by us to be the beneficial owner of more than 5% of our Common Stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Common Stock; or

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In accordance with the charter for the Audit Committee of the Board, our Audit Committee reviews and approves any proposed Related Party Transactions. In assessing a related party transaction brought before it for approval the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Audit Committee may then approve or disapprove the transaction in its discretion. Any related person transaction will be disclosed in the applicable SEC filing as required by the rules of the SEC.
Company Background
Lordstown Motors Corp., originally known as DiamondPeak Holdings Corp. (“DiamondPeak”), was incorporated in Delaware as a blank check company for the purpose of effecting a business combination and completed its initial public offering in 2019 (the “Initial Public Offering”). On October 23, 2020 (the “Closing Date”), DiamondPeak consummated the merger pursuant to the Agreement and Plan of Merger, dated as of August 1, 2020 (the “Business Combination Agreement”), by and among DiamondPeak, DPL Merger Sub Corp. (“Merger Sub”) and Lordstown Motors Corp. (“Legacy Lordstown” and now known as Lordstown EV Corporation), pursuant to which Merger Sub merged with and into Legacy Lordstown, with Legacy Lordstown surviving the merger as a wholly-owned subsidiary of DiamondPeak (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), DiamondPeak changed its name to Lordstown Motors Corp.
Related Party Transactions
Indemnification Agreements
We entered into separate indemnification agreements with our directors and officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or as a director or officer of any other company or enterprise to which the person provides services at our request. We believe that these Charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Agreements with Foxconn
Investment Agreement and Preferred Stock Ownership
As described under the heading “Corporate Governance — Investment Agreement with Foxconn and Foxconn Right to Designate Directors,” on November 7, 2022, we entered into the Investment Agreement with Foxconn, pursuant to which Foxconn agreed to the Investment Transactions with the Company in the form of up to $70 million of our Class A common stock and up to $100 million of our Preferred Stock. The Initial Closing under the Investment Agreement occurred on November 22, 2022, and the Subsequent Common Closing is anticipated to occur after the parties receive CFIUS Clearance and subject to the satisfaction of other closing conditions set forth in the Investment Agreement.
Foxconn has been granted various rights and privileges under the Investment Agreement, (including, without limitation, those attaching to the Preferred Stock pursuant to the Certificate of Designation), including, without limitation:
•
Board Representation.   Foxconn has the rights to designate the Foxconn Directors, as described above under the heading “Corporate Governance — Investment Agreement with Foxconn and Foxconn Right to Designate Directors.”

•
Standstill:   Until the date that is the later of December 31, 2024 and 90 days after the first day on which no Foxconn Director serves on the Board and Foxconn no longer has a right to appoint any Foxconn Directors, without the approval of the Board, Foxconn will not: (i) acquire any equity securities of the Company if after the acquisition Foxconn and its affiliates would own: (A) prior to the Subsequent Common Closing, 9.99% of the capital stock of the Company that is entitled to vote generally in any election of directors of the Company (“Voting Power”); (B) prior to the time the Company obtains the approval of stockholders contemplated by Rule 5635 of the NASDAQ listing rules as in effect on November 7, 2022 with respect to certain equity issuances (the “Requisite Stockholder Approval”), 19.99% of the Voting Power and; (C) at all times following the Subsequent Common Closing and the Requisite Stockholder Approval, 24% of the Voting Power (collectively, the “Ownership Limitations”); or (ii) make any public announcement with respect to, or offer, seek, propose or indicate an interest in, any merger, consolidation, business combination, tender or exchange offer, recapitalization, reorganization or purchase of more than 50% of the assets, properties or securities of the Company, or enter into discussions, negotiations, arrangements, understandings, or agreements regarding the foregoing.

•
Exclusivity:   Prior to the Subsequent Common Closing: (i) without Foxconn’s consent, the Company will not: (A) encourage, solicit, initiate or facilitate any Acquisition Proposal (as defined below); (B) enter into any agreement with respect to any Acquisition Proposal or that would cause it not to consummate any of the Investment Transactions; or (C) participate in discussions or negotiations with, or furnish any information to, any person in connection with any Acquisition Proposal; and (ii) the Company will inform Foxconn of any Acquisition Proposal that it receives. An “Acquisition Proposal” means any proposal for any: (i) sale or other disposition by merger, joint venture or otherwise of assets of the Company representing 30% or more of the consolidated assets of the Company; (ii) issuance of securities representing 15% or more of any equity securities of the Company; (iii) tender offer, exchange offer or other transaction that would result in any person beneficially owning 15% or more of any equity securities of the Company; (iv) merger, dissolution or similar transaction involving the Company representing 30% or more of the consolidated assets of the Company; or (v) combination of the foregoing. The Company has also agreed that, while the Preferred Stock is outstanding, it will not put in place a poison pill that applies to Preferred Stock held by Foxconn or to Common Stock that Foxconn acquires from the Company.

•
Voting Agreement and Consent Rights:   The terms of the Investment Agreement and Certificate of Designation provide that, until the later of: (i) December 31, 2024 and (ii) 90 days after the first day on which no Foxconn Director serves on the Board and Foxconn no longer has a right to appoint any Foxconn Directors, Foxconn has agreed to vote all of its shares of Class A common stock and Preferred Stock (to the extent then entitled to vote) in favor of each director recommended by the Board and in accordance with any recommendation of the Board on all other proposals that are the subject of stockholder action (other than any action related to any merger or business combination or other change of control transaction or sale of assets). So long as the 25% Ownership Requirement is satisfied, without the consent of the holders of at least a majority of the then-issued and outstanding Preferred Stock (voting as a separate class), the Company cannot: (i) amend any provision of the Certificate of Incorporation or By-Laws in a manner that would adversely affect the Preferred Stock or increase or decrease the number of shares of Preferred Stock; (ii) authorize or create, or increase the number of shares of any parity or senior securities other than securities on parity with the Preferred Stock with an aggregate liquidation preference of not more than $30 million; (iii) increase the size of the Board; or (iv) sell, license or lease or encumber any material portion of the Company’s hub motor technology and production line other than in the ordinary course of business.
•
Participation Rights:   Following the Subsequent Common Closing and until Foxconn no longer has the right to appoint a Foxconn Director, other than with respect to certain excluded issuances, Foxconn has the right to purchase its pro rata portion of equity securities proposed to be sold by the Company; provided, that the Company is not required to sell Foxconn securities if the Company would be required to obtain stockholder approval under any applicable law or regulation.

•
Dividend Rights and Liquidation Preference.   The Preferred Stock ranks, with respect to dividend rights, rights on the distribution of assets on any liquidation, dissolution or winding up of the affairs of the Company and redemption rights: (i) on a parity basis with each other class or series of any equity interests (“Capital Stock”) of the Company now or hereafter existing, the terms of which expressly provide that such class or series ranks on a parity basis with the Preferred Stock as to such matters (such Capital Stock, “Parity Stock”); (ii) junior to each other class or series of Capital Stock of the Company now or hereafter existing, the terms of which expressly provide that such class or series ranks senior to the Preferred Stock as to such matters (such Capital Stock, “Senior Stock”); and (iii) senior to the Class A common stock and each other class or series of Capital Stock of the Company now or hereafter existing, the terms of which do not expressly provide that such class or series ranks on a parity basis with, or senior to, the Preferred Stock as to such matters (such Capital Stock, “Junior Stock”).

In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of Preferred Stock are entitled, out of assets legally available therefor, before any distribution or payment to the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash and in the amount per share of Preferred Stock equal to the greater of: (i) the sum of $100 per share plus the accrued unpaid dividends with respect to such share and (ii) the amount the holder would have received had it converted such share into Common Stock immediately prior to the date of such event.
Holders of the Preferred Stock are entitled to receive dividends at a rate equal to 8% per annum, which accrue and accumulate whether or not declared. Such dividends compound quarterly and are payable quarterly in arrears. In addition, the holders of the Preferred Stock participate with any dividends payable in respect of any Junior Stock or Parity Stock.
•
Conversion Rights.   Pursuant to the Certificate of Designation, commencing on the later of: (i) May 7, 2023, and (ii) the earlier of (A) the date of the Subsequent Common Closing and (B) November 7, 2023 (the “Conversion Right Date”), the Preferred Stock is convertible at the option of the holder into shares of Common Stock at a conversion price of $1.936 (the “Conversion Price”), subject to customary adjustments and subject to the Ownership Limitation. At any time following the third anniversary of the date of issuance, the Company can cause the Preferred Stock to be converted if the volume-weighted average price of the Common Stock exceeds 200% of the Conversion Price for a period of at least twenty trading days in any period of thirty consecutive trading days. Foxconn’s ability to convert is limited by clauses (A) and (B) of the definition of the Ownership Limitations. Upon a change of control, Foxconn can cause the Company to purchase any or all of its Preferred Stock at a purchase price equal to the greater of its liquidation preference (including any unpaid accrued dividends) and the amount of cash and other property that it would have received had it converted its Preferred Stock prior to the change of control transaction.

Holders of Preferred Stock cannot convert such shares to the extent that such conversions would result in such holder and its affiliates owning, in the aggregate, capital stock of the Company with Voting Power that is in excess of the Ownership Limitations.
•
Voting Rights.   From and after the Conversion Right Date, the holders of Preferred Stock may vote with the holders of Class A common stock on each matter presented for a stockholder vote. Each share of Preferred Stock will have a number of votes equal to the shares of Class A common stock into which it can be converted as of the record date for such vote; provided, that, no share of Preferred Stock can entitle the holder and its affiliates to votes in excess of the applicable Ownership Limitation.

As of March 1, 2023, Foxconn beneficially owned approximately 8.44% of the Class A common stock currently outstanding, excluding its warrants and Preferred Stock. If the Subsequent Common Closing occurs, subject to the satisfaction or waiver of conditions, Foxconn will increase its beneficial ownership of Class A common stock (excluding its warrants and any Preferred Stock) to 17.69% of the Class A common stock currently outstanding as of March 1, 2023. As of March 1, 2023, Foxconn also owned 300,000 shares of Preferred Stock and warrants to purchase 1,700,000 shares of Class A common stock and may also acquire up to an additional 700,000 shares of Preferred Stock under the Investment Agreement, subject to the satisfaction or waiver of conditions. Once the Preferred Stock is convertible into Class A common stock, such convertibility could result in a significant increase in Foxconn’s beneficial ownership (including both investment and voting rights), subject to the Ownership Limitations. If we were to obtain the Requisite Stockholder Approval to permit Foxconn’s beneficial ownership to exceed 19.99% and all shares were issued to Foxconn under the Investment Agreement and upon exercise of its warrants, Foxconn’s beneficial ownership would be approximately 32% of our outstanding Class A common stock based on shares outstanding as of March 1, 2023 (on an as-converted basis, but excluding any accrued and unpaid dividends that are paid in shares of Class A common stock).
Registration Rights Agreement
On November 22, 2022, in connection with the Initial Closing and as contemplated by the Investment Agreement, the Company and Foxconn entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which we agreed to use reasonable efforts to file and cause to be declared effective a registration statement with the SEC registering the resale of the Class A common stock acquired by Foxconn pursuant to the Investment Agreement, including any shares of Class A common stock issuable upon conversion of the Preferred Stock, which is to be filed promptly following the earlier to occur of: (i) the Subsequent Common Closing; (ii) a determination that CFIUS Clearance will not occur; and (iii) May 7, 2023. Foxconn also has customary demand and piggyback registration rights with respect to these shares, and indemnification rights.
Contract Manufacturing Agreement and Lease Agreement
On May 11, 2022, Lordstown and Foxconn entered into a manufacturing supply agreement (the “Contract Manufacturing Agreement” or “CMA”) and lease agreement (the “Lease Agreement”) in connection with the closing of the Company’s sale of its manufacturing facility in Lordstown, Ohio to Foxconn. Pursuant to the Contract Manufacturing Agreement, Foxconn: (i) manufactures the Endurance at the Lordstown facility for a fee per vehicle; (ii) following a transition period, procures components for the manufacture and assembly of the Endurance, subject to sourcing specifications provided by Lordstown; and (iii) provides certain post-delivery services. The CMA provides us with an almost entirely variable manufacturing cost structure and alleviates us of the burden to invest in and maintain the Lordstown facility. The CMA requires Foxconn to use commercially reasonable efforts to assist with reducing component and logistics costs and reducing the overall bill of materials cost of the Endurance, and otherwise improve the commercial terms of procurement with suppliers. However, given the limited production volume of the first batch of the Endurance, and in the event we do not scale production, we do not anticipate that we will realize any material reduction of costs or improvement in commercial terms. Foxconn conducts testing in accordance with procedures established by us and we are generally responsible for all motor vehicle regulatory compliance and reporting. The CMA also allocates responsibility between the parties for other matters, including component defects, quality assurance and warranties of manufacturing and design. Foxconn invoices us for manufacturing costs on a fee per vehicle produced basis, and to the extent purchased or incurred by Foxconn, component and other costs. Production volume and scheduling are based upon rolling weekly forecasts we provide that are generally binding only for a 12-week period, with some ability to vary the quantities of vehicle type.
The CMA became effective on May 11, 2022 and continues for an initial term of 18 months plus a 12-month notice period in the event either party seeks to terminate the agreement. In the event no party terminates the CMA following the initial term, it will continue on a month-to-month basis unless terminated upon 12 months’ prior notice. The CMA can also be terminated by either party due to a material breach of the agreement and will terminate immediately upon the occurrence of any bankruptcy event.
Under the Lease Agreement, we lease office space at the Lordstown, Ohio facility.
Since January 1, 2022, we paid Foxconn an aggregate of $435,225 under the CMA and Lease Agreement for expenses incurred under those agreements in 2022.
Amended and Restated Registration Rights and Lock-up Agreement
Effective as October 23, 2020, we entered into the Registration Rights and Lock-up Agreement with the DiamondPeak Sponsor LLC (the “Sponsor”), certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively, the “Anchor Investor”), Mr. Burns, a previous named executive officer, and Workhorse Group, Inc., each of which beneficially held more than 5% of our Class A common stock during 2020 and part of 2021, pursuant to which we had certain obligations to file a registration statement registering the resale of the Common Stock (including shares issuable upon future exercise of the certain warrants) and the warrants transferred to the Sponsor’s or Anchor Investor’s affiliates (together, the “Private Placement Warrants”) held by the parties (the “Registrable Securities”). The Registration Rights and Lock-up Agreement amends, restates and replaces the registration rights agreement entered into on February 27, 2019.
Pursuant to the Registration Rights and Lock-up Agreement, we filed a registration statement with the SEC that became effective December 4, 2020 (the “Resale Registration Statement”). We are obligated to facilitate or participate in no more than two underwritten offerings for any holder of Registrable Securities (and no more than four underwritten offerings for all such holders in the aggregate), provided the reasonably expected aggregate gross proceeds from each such underwritten offering must be at least $75.0 million.
In addition, the Registration Rights and Lock-up Agreement also provides the holders of Registrable Securities with “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statements.
As of March 1, 2023, Mr. Burns beneficially owned Class A common stock representing approximately 9.1% of our outstanding shares and GM, Workhorse and the Anchor Investor no longer held any shares that were covered by the Registration Rights and Lock-Up Agreement.
Workhorse Group Agreement
On November 7, 2019, the Company entered into a transaction with Workhorse Group, for the purpose of obtaining the use of certain intellectual property. In connection with granting this license, Workhorse Group received 10% of the outstanding Legacy Lordstown common stock and was entitled to royalties of 1% of the gross sales price of the first 200,000 vehicle sales. In November 2020, we pre-paid a royalty payment to Workhorse Group in the amount of $4.75 million. The upfront royalty payment represented an advance on the royalties discussed above but only to the extent that the aggregate amount of such royalty fees exceeded the amount paid upfront.
During the year ended December 31, 2021, we continued to refine the design of the Endurance and consider technologies we would use in future vehicles. Given the fact that the Workhorse Group technology is not being used in the Endurance and the current strategic direction of the Company, including the transactions contemplated with Foxconn, we deemed it appropriate to change the useful life of the technology we had previously acquired to zero months, and we terminated the agreement.
We made no payments to Workhorse during fiscal year 2021. As of September 30, 2021, Workhorse was no longer determined to be a related party.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock and other equity securities. Based solely on review of the copies of such forms filed electronically with the SEC, or written representations from such persons that no additional reports were required, we believe that all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except that Forms 4 filed by the Company each on behalf of Joseph B. Anderson, Jr. were late on May 24, 2022 reporting two equity grants, due to delays experienced in obtaining EDGAR filing codes and on January 18, 2023 due to an administrative error in reporting the purchase of Class A common stock.
OWNERSHIP OF SECURITIES
The following table sets forth information known by us regarding the beneficial ownership of our Class A common stock and Preferred Stock as of March 1, 2023, by:
•
each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock and Preferred Stock;

•
each of our current NEOs and directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 238,985,109 shares of Class A common stock and 300,000 shares of Preferred Stock, each issued and outstanding as of March 1, 2023. Unless otherwise noted, the address for each beneficial owner listed below is c/o Lordstown Motors Corp., 2300 Hallock Young Road, Suite 200, Lordstown, Ohio 44481.

	Shares Beneficially Owned
	Class A Common Stock		Preferred Stock		Total Voting Power With Respect to Class A Common Stock(1)
Name and Address of Beneficial Owner	Number	%	Number	%	Number	%
Directors and Named Executive Officers
Keith Feldman(2)	234,645	*	—	—	234,645	*
David T. Hamamoto(3)	4,245,072	1.76%	—	—	4,245,072	1.76%
Jane Reiss(4)	149,978	*	—	—	149,978	*
Dale Spencer(4)	149,978	*	—	—	149,978	*
Angela Strand	76,211	*	—	—	76,211	*
Joseph B. Anderson, Jr.	2,000	*	—	—	2,000	*
Laura J. Soave	—	*	—	—	—	*
Daniel A. Ninivaggi(5)	384,932	*	—	—	384,932	*
Edward T. Hightower(6)	270,665	*	—	—	270,665	*
Adam B. Kroll(7)	113,082	*	—	—	113,082	*
Melissa A. Leonard(8)	277,775	*	—	—	277,775	*
All Directors and Executive Officers, as a group (12 individuals)(9)	5,904,338	2.44%	—	—	5,904,338	2.44%
Five Percent Holders
Stephen S. Burns (10)	21,683,745	9.07%	—	—	21,683,745	9.07%
BlackRock, Inc.(11)	12,382,405	5.18%	—	—	12,382,405	5.18%
Hon Hai Precision Industry Co., Ltd.(12)	20,165,437	8.44%	300,000	100%	20,165,437	8.44%

*
Represents beneficial ownership of less than 1%.

(1)
Each share of Class A common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally. The Certificate of Designation entitles the registered holder of each share of Preferred Stock to vote, on an as converted basis, along with the Class A common stock, subject to the Ownership Limitations, beginning on the later of (1) May 7, 2023; and (2) the earlier of (x) the date of the Subsequent Common Closing and (y) November 7, 2023, which is after the date of this table. See note (12) below.

(2)
Includes 91,613 shares of Class A common stock underlying private placement warrants.

(3)
Includes 756,256 shares of Class A common stock held by David T. Hamamoto directly, 800,913 shares of Class A common stock and 608,799 shares of Class A common stock underlying Private Placement Warrants held by DiamondHead Partners LLC (“DiamondHead Partners”), and 861,507 shares of Class A common stock and 1,217,597 shares of Class A common stock underlying Private Placement Warrants held by the David T. Hamamoto GRAT 2019 — SPAC (the “GRAT”), which is a grantor-retained annuity trust. Mr. Hamamoto is the sole managing member of DiamondHead Partners and the trustee and sole annuitant of the GRAT.

(4)
Includes 139,704 shares of Class A common stock underlying options that are exercisable within 60 days.

(5)
Includes 233,333 shares of Class A common stock underlying options that are exercisable within 60 days.

(6)
Includes 166,666 shares of Class A common stock underlying options that are exercisable within 60 days.

(7)
Includes 66,666 shares of Class A common stock underlying options that are exercisable within 60 days.

(8)
Includes 133,332 shares of Class A common stock underlying options that are exercisable within 60 days.

(9)
Includes 879,405 shares of Class A common stock underlying options that are exercisable within 60 days and 1,918,009 shares of Class A common stock underlying Private Placement Warrants.

(10)
Information is from a Schedule 13D filed on January 6, 2023. Stephen S. Burns, our former Chairman of the Board and former Chief Executive Officer, has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of all shares of the Class A common stock he beneficially owns. Mr. Burns’ principal address is Stephen S. Burns, c/o Tucker Ellis LLP, 950 Main Avenue, Suite 1100 Cleveland, Ohio 44113, Attention: Robert M. Loesch.

(11)
Information is from a Schedule 13G filed on February 3, 2023. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors of such entities, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. The principal address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(12)
Information is from a Schedule 13D filed on November 17, 2022. The aggregate amount of shares reported in the Schedule 13D included: (i) 12,917,274 shares of Class A common stock and 300,000 shares of Preferred Stock held by Foxconn Ventures Pte. Ltd. (“Foxconn Ventures”); (ii) 7,248,163 shares of Class A common stock held by Foxconn (Far East) Limited (“Foxconn Far East”); and (iii) 1,700,000 shares of Class A common stock underlying warrants held by Foxconn EV Technology, Inc. (“Foxconn EV”) that become exercisable as of the date of CFIUS Clearance or notification by CFIUS that such clearance will not be provided. Foxconn Far East owns 54.5% of the outstanding equity interests of Foxconn Ventures and controls its board of directors. Each of Foxconn Far East, Foxconn EV, Foxteq Holdings Inc. (“Foxteq Holdings”), Foxteq Integration Inc. (“Foxteq Integration”) and PCE Paragon Solutions Kft. (“PCE”) is a wholly owned subsidiary of Hon Hai Precision Industry Co., Ltd. (“Hon Hai”). In this capacity, Hon Hai exercises shared voting and investment power over the shares held directly or indirectly by Foxconn Ventures, Foxconn Far East, Foxteq Holdings, Foxteq Integration, PCE and Foxconn EV. The principal address of Hon Hai is No. 66, Zhongshan Road, Tucheng Industrial Zone, Tucheng District, New Taipei City, 23680, Taiwan. The amounts shown in the table exclude the following shares (the “Excluded Shares”) as to which Foxconn may not acquire investment or voting power within 60 days of March 1, 2023 (i) 1,700,000 shares of Class A common stock underlying the warrants held by Foxconn EV and (ii) 15,839,025 shares of Class A common stock that would be issuable upon the conversion of Foxconn’s 300,000 shares of Preferred Stock (including accrued and unpaid dividends), if such shares were convertible (and such dividends were paid in kind) as of March 1, 2023. If the Excluded Shares were deemed beneficially owned by Foxconn as of March 1, 2023, its ownership and voting power of the Class A common stock, on an as-converted basis, would be limited to 9.99% due to the Ownership Limitations in effect as of such date. See “Certain Relationships and Related Party Transactions — Agreements with Foxconn — Investment Agreement and Preferred Stock Ownership.”

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board in, fulfilling its responsibilities for oversight of:
•
The integrity of Lordstown’s financial statements;

•
Lordstown’s compliance with legal and regulatory requirements;

•
The independent registered public accounting firm’s qualifications, independence and performance;

•
Lordstown’s internal accounting and financial controls;

•
Lordstown’s treasury and finance matters; and

•
Lordstown’s risk management and assessment pertaining to, amongst other matters, the financial, operational, accounting and tax matters of Lordstown, including data privacy and security.

Lordstown’s management is responsible for the preparation, presentation and integrity of Lordstown’s financial statements and for the effectiveness of internal control over financial reporting. Lordstown’s management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out the audit of Lordstown’s annual financial statements, reviews of Lordstown’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing the Company’s internal control over financial reporting (to the extent such requirement is applicable), and other procedures. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
•
Reviewed and discussed the audited financial statements with Lordstown management and with KPMG, Lordstown’s independent registered public accounting firm;

•
Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•
Received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG their independence.

Based upon these discussions and review, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lordstown’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the Audit Committee:
Keith Feldman (Chair)
Jane Reiss
Joseph B. Anderson Jr.

OTHER MATTERS
Lordstown knows of no other matters to be submitted at the 2023 Annual Meeting. If any other matters properly come before the 2023 Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.
A copy of Lordstown’s Annual Report on Form 10-K for the year ended December 31, 2022, may be viewed and downloaded from:
https://investor.lordstownmotors.com/static-files/a0743335-31d7-4523-8818-45376a9660e4.
Upon request, the Company will provide by mail, to each stockholder of record on the Record Date, without charge, a copy of this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Written requests for this information can be directed to Alliance Advisors via email by writing to requests@viewproxy.com or via mail addressed to Alliance Advisors 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003, Attention: Alyson Osenenko.
THE BOARD OF DIRECTORS
Lordstown, Ohio
April [   ], 2023

ANNEX A
Lordstown Motors Corp.
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN
1.   Purposes of the Plan.   The purposes of this Plan are to: (1) attract and retain the best available Employees, Directors and Consultants to ensure the Company’s success and accomplish the Company’s goals; (2) incentivize Employees, Directors and Consultants with long-term equity and equity-based compensation to align their interests with the Company’s stockholders; and (3) promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.
2.   Definitions.   As used herein, the following definitions will apply:
“Administrator” means the Board, the Compensation Committee of the Board or any Committee as will be administering the Plan, in accordance with Section 4.
“Applicable Laws” means the requirements relating to the administration of equity and equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means, individually or collectively, a grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares under the Plan.
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. An Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cause” means (a) if the Participant is party to an employment or similar agreement with the Company or any of its Subsidiaries, the definition of “Cause” set forth therein, or (b) if no such agreement exists, the Participant’s (i) refusal to perform, or refusal to make good faith efforts to substantially perform, the Participant’s duties to the Company and its Subsidiaries, which refusal is not cured (to the extent curable) within 15 days following receipt by the Participant of written notice from the Company or its applicable Subsidiary describing such refusal, (ii) commission of acts constituting a felony or a crime involving moral turpitude, (iii) gross negligence or willful misconduct in the performance of duties for the Company or its Subsidiaries or (iv) material breach of the terms of any agreement with the Company or any of its Subsidiaries, including, without limitation, any employment agreement or any non-competition, non-solicitation or confidentiality provisions, which breach is not cured (to the extent curable) within 15 days following receipt by the Participant of written notice from the Company or its applicable Subsidiary describing such breach.
“Change in Control” means the occurrence of any of the following events:
(i)
any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (ii) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) by the Permitted Holder or (E) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iv) of this definition); or

(ii)
during any period of not more than 24 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; or

(iii)
A sale or other disposition of all or substantially all of the Company’s assets in one or more transactions, other than to any entity of which more than 50% of the total voting power is owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the voting power of the stock of the Company immediately prior to the transaction which results in a sale or disposition as to all or substantially all of the Company’s assets; or

(iv)
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless (1) the merger, consolidation, statutory share exchange or similar form of corporate transaction is with the Permitted Holder or (2) immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (2)(A), (B) and (C) of this paragraph (iv) will be deemed to be a “Non-Qualifying Transaction”); or

(v)
the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

For purposes of this Section, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, (i) the occurrence of any event shall not be deemed a Change in Control with respect to any Award that is subject to Code Section 409A unless such event qualifies as a change in control event within the meaning of Code Section 409A, and (ii) a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person to above-prescribed threshold levels, a Change in Control will then occur. For the avoidance of doubt, the business combination with DiamondPeak Holdings Corp. pursuant to which the Company will consummate a merger with an affiliate of DiamondPeak Holdings Corp., the subsequent initial public offering of the Company’s Shares and related transactions shall not be considered a “Change in Control” under this Plan.
“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board or the Compensation Committee of the Board in accordance with Section 4.
“Common Stock” means the common stock of the Company.
“Company” means Lordstown Motors Corp., a Delaware corporation, or its successor.
“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, as to whom the registration of an offer or sale of the Company’s securities to such person pursuant to a Registration Statement on Form S-8 is available.
“Covered Disputes” means any and all disputes arising out of, concerning, related to or touching upon in any way the Plan and/or, to the extent not otherwise specified in any individual agreement between the Company and the Participant, any aspect of the Participant’s employment or the termination of that employment; except that Covered Disputes do not include (a) administrative claims for workers’ compensation or unemployment benefits; (b) claims for benefits under a Company benefit plan or program that provides its own process for dispute resolution and/or arbitration of disputes; (c) claims governed by a collective bargaining agreement; (d) an action filed in court for the limited purpose of seeking immediate, preliminary, or temporary injunctive relief to prevent imminent harm or to preserve the status quo, such as to prevent imminent disclosure of trade secrets or other confidential information or violation of a restrictive covenant; but after temporary or preliminary relief is considered, the substance of the claim and any request for permanent injunctive relief is a Covered Dispute and is then subject to mandatory arbitration; (e) claims for which mandatory arbitration would be invalid or unenforceable as a matter of law; (f) charges or complaints filed with any government agency, such as the Equal Employment Opportunity Commission; however, any lawsuit that could be filed after a governmental agency charge or complaint is a Covered Dispute; and (g) legal actions to compel arbitration of a Covered Dispute or to dismiss a lawsuit because it is subject to mandatory arbitration, or actions to enforce or vacate an arbitrator’s award.
“Director” means a member of the Board.
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time and as may be reflected in an Award Agreement.
“Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. Service as a Director, for a fee or otherwise, will not be considered “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock ) as quoted on such exchange or system on the day of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred);

(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)
In the absence of an established market for the Common Stock, Fair Market Value of a Share will be determined in good faith by the Administrator in a manner intended to avoid adverse tax consequences under Section 409A of the Code.

“Good Reason” means (a) if the Participant is party to an employment or similar agreement with the Company or any of its Subsidiaries, the definition of “Good Reason” set forth therein, or (b) if no such agreement exists, (i) a material reduction by the Company or any of its Subsidiaries in the Participant’s annual base salary (other than a reduction, applied after consultation with the Chief Executive Officer of the Company or its applicable Subsidiary, of not more than ten percent as part of a generally applicable reduction in base salaries, measured cumulatively) or (ii) a relocation of the Participant’s primary place of employment by more than 50 miles from that in effect on the date of grant; provided that no such event(s) as described in clauses (i) and (ii) shall constitute “Good Reason” unless the Participant has given written notice to the Company or its applicable Subsidiary of the Participant’s intention to resign for Good Reason within 90 days of the occurrence of any such event and the Company or its applicable Subsidiary shall have failed to cure such events within thirty (30) days after receipt by the Company or its applicable Subsidiary from the Participant of written notice describing in detail such events.
“Incentive Stock Option” means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.
“Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
“Option” means a stock option granted pursuant to the Plan.
“Outside Director” means a Director who is not an Employee.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
“Participant” means the holder of an outstanding Award.
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
“Period of Restriction” means the period, if any, during which the transfer of Shares of Restricted Stock are subject to restrictions. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
“Permitted Holder” means Stephen S. Burns or any entity controlled directly or indirectly by him.
“Plan” means this 2020 Equity Incentive Plan.
“Repricing” means any of the following actions taken by the Administrator with respect to an Option or Stock Appreciation Right: (i) lowering or reducing its exercise price, (ii) cancelling, exchanging or surrendering it in exchange for: (A) cash or another award for the purpose of repricing the award or (B) an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original award; and (iii) taking any other action that constitutes a “repricing” under Applicable Laws; provided that a Repricing shall not include any action taken with stockholder approval or any adjustment of an Option or Stock Appreciation Right pursuant to Section 13(a).

“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to one Share or the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or its successor, as in effect when discretion is being exercised with respect to the Plan.
“Service Provider” means an Employee, Director or Consultant.
“Share” means a share of the Common Stock, as may be adjusted in accordance with Section 13.
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right pursuant to Section 9.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
3.   Stock Subject to the Plan.
(a)   Stock Subject to the Plan.   Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be subject to Awards and issued under the Plan is ~~20,000,000~~28,000,000 Shares, in addition to Shares underlying Awards that were initially granted under the Lordstown Motors Corp.’s 2019 Equity Incentive Plan and converted into Awards under the Plan upon the closing of the Company’s business combination with Lordstown Motors Corp. The maximum aggregate number of Shares underlying Awards set forth in the prior sentence, disregarding Awards issued under the Prior Plan, may be granted as Incentive Stock Options. The maximum aggregate number of Shares subject to Awards granted during a single fiscal year to any Outside Director, taken together with any cash fees paid to such Director during such fiscal year in respect of the Director’s service as a member of the Board during such fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes)
(b)   Lapsed Awards.   If any Award or portion thereof expires or becomes unexercisable without having been exercised in full or is forfeited to or repurchased by the Company due to failure to vest or be earned, the Shares which were subject to such Award or portion thereof will become available for future grant under the Plan. With respect to Stock Appreciation Rights, the total number of Shares subject to such Stock Appreciation Rights while outstanding and the total number of Shares as which such Stock Appreciation Right is exercised (and not the net number of Shares actually issued pursuant to such Stock Appreciation Rights upon exercise) will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award (other than unvested Restricted Stock to the extent subsequently forfeited) will not be returned to the Plan and will not become available for future distribution under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant under the Plan. In addition, Shares repurchased by the Company with the proceeds of the exercise prices for any Options may not be reissued under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.
(c)   Substitute Awards.   Shares issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or Parent or any of its Subsidiaries (“Substitute Awards”) shall not reduce the number of Shares available for issuance under the Plan. In addition, to the extent permitted by stock exchange requirements and subject to the stockholder approval requirements thereof, any shares of stock of an acquired organization available for future awards under an existing plan of that organization (as adjusted and converted into Shares in accordance with the terms of the acquisition transaction) may be added to the number of Shares available for Awards under the Plan.

4.   Administration of the Plan.
(a)   Procedure.
(i)
Multiple Administrative Bodies.   Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)
Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)
Other Administration.   Other than as provided above, the Plan will be administered by: (A) the Board, (B) the Compensation Committee of the Board, or (C) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)   Powers of the Administrator.   Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)
to determine the Fair Market Value;

(ii)
to select the Service Providers to whom Awards may be granted;

(iii)
to determine the number of Shares to be covered by each Award granted;

(iv)
to approve forms of Award Agreements for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)
to construe and interpret the terms of the Plan and Awards;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws or otherwise;

(viii)
to modify or amend each Award (subject to Section 18), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, subject to the no-Repricing provision below;

(ix)
to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(x)
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously made by the Administrator; and

(xi)
to make all other determinations deemed necessary or advisable for administering the Plan.

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, accountants and consultants as it may select. Notwithstanding anything to the contrary herein, in no event shall the Administrator effect any Repricing of any Option or Stock Appreciation Right.

(c)   Effect of Administrator’s Decision.   The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants, any other holders of Awards and anyone claiming through them and will be given the maximum deference permitted by Applicable Laws.
5.   Eligibility.   Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.   Stock Options.
(a)   Grant of Options.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.
(b)   Option Agreement.   Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the vesting and exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.
(c)   Limitations.   Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section, Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted and calculation will be performed in accordance with Code Section 422.
(d)   Term of Option.   The term of each Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, provided that in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(e)   Option Exercise Price and Consideration.
(i)
Exercise Price.   The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following (other than in the case of Substitute Awards):

1.
In the case of an Incentive Stock Option:

a.
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

b.
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

2.
In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)
Vesting Period and Exercise Dates.   At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any vesting conditions that must be satisfied before the Option may be exercised.

(iii)
Form of Consideration.   The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

(f)   Exercise of Option.
(i)
Procedure for Exercise; Rights as a Stockholder.   Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be considered exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. No dividends or dividend equivalent rights shall be paid or accrued on Options.

(ii)
Termination of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination of employment (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the unvested portion will terminate. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

(iii)
Disability of Participant.   If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination of employment (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the unvested portion will terminate. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.
(iv)
Death of Participant.   If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the unvested portion of the Option will terminate. If the Option is not so exercised within the time specified herein, the Option will terminate.

7.   Restricted Stock.
(a)   Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)   Restricted Stock Agreement.   Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions, if any, on such Shares have lapsed.
(c)   Transferability.   Except as provided in this Section or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.
(d)   Other Restrictions.   The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem necessary or advisable.
(e)   Removal of Restrictions.   Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.
(f)   Voting Rights as a Stockholder.   During any Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)   Dividends and Other Distributions.   During any Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares. However, all such dividends or distributions, whether paid in Shares or cash, will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted

Stock with respect to which they were paid, and if such Shares of Restricted Stock are forfeited to the Company, such dividends or other distributions shall also be forfeited.
(h)   Return of Restricted Stock to Company.   Any Shares of Restricted Stock that do not vest in accordance with the terms of the Award Agreement will revert to the Company.
8.   Restricted Stock Units.
(a)   Grant.   Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator in accordance with the terms and conditions of the Plan.
(b)   Restricted Stock Unit Agreement.   After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(c)   Vesting Criteria and Other Terms.   The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.
(d)   Earning Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.
(e)   Form and Timing of Payment.   Payment of earned Restricted Stock Units will be made as soon as practicable after the dates determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both, subject to the applicable Award Agreement.
(f)   Rights as a Stockholder.   Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of earned Restricted Stock Units, no right to vote or receive dividends or other distributions or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Restricted Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Notwithstanding the foregoing, if any Award Agreement provides for dividend equivalents with respect to Restricted Stock Units, such dividend equivalents may be earned in Shares or cash but will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which they relate and if the Restricted Stock Units are forfeited to the Company such dividend equivalents shall also be forfeited.
(g)   Cancellation.   On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9.   Stock Appreciation Rights.
(a)   Grant of Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)   Stock Appreciation Right Agreement.   Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the vesting and exercise restrictions, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.
(c)   Number of Shares.   The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(d)   Exercise Price and Other Terms.   The per share exercise price for the Shares that will determine the amount of the payment to be issued upon exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (other than in the case of Substitute Awards). Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms of Stock Appreciation Rights granted under the Plan.
(e)   Expiration of Stock Appreciation Rights.   A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules applicable to Options set forth in Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.
(f)   Payment of Stock Appreciation Right Amount.   Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

(ii)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the applicable Award Agreement.
(g)   Rights as a Stockholder.   Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of exercised Stock Appreciation Rights, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Stock Appreciation Rights. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. No dividends or dividend equivalent rights shall be paid or accrued on Stock Appreciation Rights.
10.   Performance Units and Performance Shares.
(a)   Grant of Performance Units/Shares.   Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)   Performance Unit/Share Agreement.   Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period (as defined below), the performance objectives, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan.
(c)   Value of Performance Units/Shares.   Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(d)   Performance Objectives and Other Terms.   The Administrator will set any performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which any performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, without limitation, continued employment), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(e)   Earning of Performance Units/Shares.   After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit or Performance Share and may accelerate the time at which any restrictions will lapse or be removed.
(f)   Form and Timing of Payment of Performance Units/Shares.   Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof, subject to the applicable Award Agreement.
(g)   Rights as a Stockholder.   Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of earned Performance Units or Performance Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Performance Units or Performance Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. Notwithstanding the foregoing, if any Award Agreement provides for dividend equivalents with respect to Performance Units or Performance Shares, such dividend equivalents may be earned in Shares or cash but will be subject to the same performance conditions and restrictions on transferability and forfeitability as the Performance Units or Performance Shares with respect to which they relate and if the Performance Unites or Performance Shares are not earned or forfeited to the Company such dividend equivalents shall also be not earned or forfeited..
(h)   Cancellation of Performance Units/Shares.   On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company.
11.   Leaves of Absence/Transfer Between Locations.   Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12.   Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, hedged, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will not be transferable other than for no consideration and will contain such additional terms and conditions as the Administrator deems appropriate.
13.   Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)   Adjustments.
(i)
In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares that may be delivered under the Plan and the number, class, and price of shares covered by each outstanding Award and the numerical Share limits in Section 3.
(ii)
Upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding clause (i) or a sale of all or substantially all of the business or assets of the Company as an entirety, unless specified otherwise in the applicable Award Agreement, the Administrator will equitably and proportionately adjust the performance objectives applicable to any then-outstanding performance-based Awards to the extent necessary to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan with respect to such Awards.

(iii)
It is intended that, if possible, any adjustments contemplated by the preceding clauses (i) and (ii) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Code Sections 424 and 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)   Certain Transactions.   In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company (including a Change in Control), each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) whether with or without a Participant’s consent, including, without limitation, that (i) such Award will be assumed, or a substantially equivalent Award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices as set forth in Section 13(a); (ii) (1) such Award will terminate in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights as of the date of the occurrence of such transaction (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights thereunder, then such Award may be terminated by the Company without payment), or (2) such Awards will be replaced with other rights or property selected by the Administrator in its sole discretion; (iii) modify the terms of such Awards to add events, conditions or circumstances (including termination of employment within a specified period after such transaction) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Administrator) after closing; (v) provide that for a period of at least 20 days prior to the transaction, any Options or Stock Appreciation Rights that would not otherwise become exercisable prior to the transaction will be exercisable as to all Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the transaction and if the transaction does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Stock Options or Stock Appreciation Rights not exercised prior to the consummation of the transaction will terminate and be of no further force and effect as of the consummation of the transaction or (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly. In the event that the consideration paid in a transaction includes contingent value rights, earnout or indemnity payments or similar payments, then the Administrator will determine if Awards settled under clause (iii)(A) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Administrator in its sole discretion) or (b) entitled to a share of such contingent consideration.

Without limiting the generality of the foregoing, unless the Administrator determines otherwise or as otherwise provided in the applicable Award Agreement, if a Participant’s employment is terminated by the Company or any successor entity thereto without Cause, or the Participant resigns his or her employment for Good Reason, in either case, on or within two (2) years after a Change in Control, (i) each Award granted to such Participant prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, with any outstanding Performance Units or Performance Shares deemed earned at the level specified in the applicable Award Agreement, and (ii) any Common Stock deliverable pursuant to Restricted Stock Units will be delivered promptly (but no later than 15 days) following such Participant’s termination of employment. Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.
14.   Tax.
(a)   Withholding Requirements.   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)   Withholding Arrangements.   The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c)   Compliance with Code Section 409A.   Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of, or be exempt from, Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A and (ii) the Participant is a specified employee as defined in Code Section 409A(a)(2)(B)(i), in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (by accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
(d)   No Representations or Warranties.   The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan or any Award are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not to satisfy the conditions of that section or the requirements for exemption from that section. In no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes, penalties or interest owed by a Participant or any other person pursuant to Section 409A of the Code.
15.   No Effect on Employment or Service.   Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any of its Parent or Subsidiaries, nor will they interfere in any way with the Participant’s right or the right of the Company or any of its Parent or Subsidiaries, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
16.   Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
17.   Term of Plan.   The Plan will become effective upon its approval by the stockholders of the Company in the manner and to the degree required under Applicable Laws, and will continue in effect for a term of ten (10) years from the date of such approval, unless terminated earlier under Section 18.
18.   Amendment and Termination of the Plan.
(a)   Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan provided that the Board shall not amend the no-Repricing provision in Section 4(b).
(b)   Stockholder Approval.   The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)   Effect of Amendment or Termination.   No amendment, alteration, suspension or termination of the Plan will materially adversely affect the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date in accordance with their applicable terms.
19.   Conditions Upon Issuance of Shares.
(a)   If the Administrator at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 23, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Administrator. The Administrator may direct that any stock certificate (or other appropriate document or evidence of ownership) evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Administrator may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

(b)   The term “Consent” as used in this Section 19 with respect to any Plan Action includes:
(i)
any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,

(ii)
any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Administrator may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,

(iii)
any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,

(iv)
any and all consents by the Participant to:

1.
the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Administrator deems advisable to administer the Plan,

2.
the Company’s deducting amounts from the Participant’s wages, or another arrangement satisfactory to the Administrator, to reimburse the Company for advances made on the Participant’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

3.
the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and

4.
any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Administrator.

Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.
20.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
21.   Forfeiture Events.   Certain Participants and any Awards held by them may be subject to any clawback policy of the Company currently in effect or that may be established and amended from time to time (the “Clawback Policy”), or other forfeiture, return or reimbursement obligations arising under Applicable Laws. The Administrator may require such Participants to forfeit, return or reimburse to the Company all or a portion of their Awards and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.
22.   Offset.   The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Administrator otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Administrator will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
23.   Governing Law.   THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
24.   Disputes.
(a)   The Company and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to final and binding arbitration as the sole method of resolving any Covered Disputes between the Participant and the Company (or its affiliates or other employees).
(b)   Neither the Company nor any Participant will commence or pursue any litigation against the other on any claim or cause of action that is a Covered Dispute.
(c)   Any arbitration under the Plan shall be governed by the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect, subject to the provisions of the Plan. All arbitration fees payable to the AAA shall be apportioned as required by the AAA Rules, or as ordered by the arbitrator. If, however, the Covered Dispute is an employment dispute, then the AAA Employment Arbitration Rules shall instead apply. If there is any dispute over which set of rules applies, the arbitrator shall decide.
(d)   THE PARTIES UNDERSTAND AND AGREE THAT THEY ARE WAIVING ALL RIGHTS THEY MAY HAVE TO PRESENT ANY COVERED DISPUTES AGAINST EACH OTHER TO A JURY OR IN COURT.
(e)   THE PARTIES MAY BRING CLAIMS AGAINST ONE ANOTHER ONLY IN AN INDIVIDUAL CAPACITY AND NOT AS A PLAINTIFF, CLASS REPRESENTATIVE, OR MEMBER OF ANY PURPORTED CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING. THE PARTIES EXPRESSLY WAIVE THE RIGHT TO BRING, OR PARTICIPATE IN, ANY CLAIM AS PART OF ANY CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING. THE ARBITRATOR SHALL NOT CONSOLIDATE PROCEEDINGS INVOLVING MORE THAN ONE PERSON’S CLAIMS AND SHALL NOT AUTHORIZE OR PRESIDE OVER ANY FORM OF A CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING.
(f)   The arbitrator shall have the power to award compensatory and punitive damages, to award preliminary and injunctive relief, and to make any other award the arbitrator deems is necessary to a just and efficient resolution of any dispute. In the event the arbitrator awards preliminary injunctive relief, the arbitrator shall have the power to award damages, including punitive damages, for any breach of any preliminary injunction.
(g)   The arbitrator shall have the power to determine his or her own jurisdiction (subject to the limitations of Section 24(e)), and any claim that any dispute, claim or cause of action is not subject to arbitration shall be submitted for final resolution to the arbitrator; except that any dispute over the enforceability or validity of the prohibition on class, collective, representative, aggregate or group actions shall be decided by a court and not the arbitrator. In the event that a court were to determine that a class, collective, aggregate, or group action could proceed (despite the prohibition in this Section 24), then such resulting action must be brought and maintained in a court, not before an arbitrator. Any claims or disputes regarding the payment of costs for the arbitrator, the administrator, or the forum for arbitration, including the timing of such payments, the remedies for nonpayment and whether the costs are unconscionable under applicable law, shall be determined exclusively by an arbitrator, and not by any court.
(h)   Each Participant, as a condition to such Participant’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 24, except that a Participant may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Participant’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim). This provision shall not apply to circumstances in which applicable law would deem it prohibited or unenforceable.
(i)   If any portion of this Section 24 is deemed invalid, illegal, or unenforceable, then the narrowest possible portion of this Section 24 shall be reformed or, if such reformation does not occur, shall be severed; but the remainder of this Section 24 shall remain in full force and effect.
(j)   This Section 24 shall survive termination of employment.

ANNEX B
SECOND CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LORDSTOWN MOTORS CORP.
Pursuant To Section 242 Of The
General Corporation Law Of The State Of Delaware
Lordstown Motors Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
A resolution was duly adopted by the Board of Directors (the “Board”) of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a second amendment (the “Charter Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Company, as previously amended (the “Charter”), and declaring said second amendment to be advisable. The stockholders of the Company duly approved said proposed second amendment at an annual meeting of the stockholders called and held on    , 2023, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, by voting the necessary number of shares as required by statute in favor of the Charter Amendment. The resolution setting forth the second amendment is as follows:
RESOLVED, that Section 4.1 of Article IV of the Charter be deleted in its entirety and replaced with the following language:
Section 4.1 Capital Stock.
(a)
Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 462,000,000 shares, consisting of: (a) 450,000,000 shares of Class A common stock (the “Common Stock”); and (b) 12,000,000 shares of preferred stock (the “Preferred Stock”).

(b)
Reverse Stock Split.   Effective as of 12:01 a.m. Eastern Time on        (the “Effective Time”), each        shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock outstanding shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its                   this        day of    , 2023.
LORDSTOWN MOTORS CORP.
By:

Lordstown Motors Corp.Annual Meeting of Stockholders May 22, 2023 at 11:00 AM ETThis Proxy is solicited on behalf of the Board of Directors of Lordstown Motors Corp.The Stockholder(s) hereby appoint(s) Edward T. Hightower, Adam B. Kroll and Melissa A. Leonard, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of Lordstown Motors Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM ET on May 22, 2023 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/lordstownmotors/2023 by 11:59 PM ET on May 21, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND PROCEDURAL MATTERS - Can I attend the 2023
Annual Meeting?”.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at http://www.viewproxy.com/lordstownmotors/2023

Please mark your votes like this The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.2.A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Nominees:01 David T. Hamamoto 02 Keith Feldman03 Edward T. Hightower  FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(SEE INSTRUCTIONS  FOR  AGAINST  ABSTAIN3.A proposal to amend the Company’s 2020 Equity Incentive Plan to increase the number of shares of Class A common stock reserved under the plan by 8,000,000. FOR  AGAINST  ABSTAIN4.A proposal to approve, on a non-binding advisory basis, the compensation of the Instructions: To withhold authority to vote for any individual nominee, mark “For All Except” above and write the number(s) of the nominee(s) on the line below. Company’s named executive officers. FOR  AGAINST  ABSTAIN5.A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock, at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split.  FOR  AGAINST  ABSTAINNOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.  Change of Address — Please print new address below VIRTUAL CONTROL NUMBER Signature of Stockholder:DateSignature of Stockholder:DateNOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a stockholder of LORDSTOWN MOTORS CORP., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM ET on May 21, 2023.As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/lordstownmotors/2023 using your Virtual Control Number below. Your registration must be received by 11:59 PM ET on May 21, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND PROCEDURAL MATTERS - Can I attend the 2023 Annual Meeting?”THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” EACH OF PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE
PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit Virtual Control Number ready when voting by Internet or telephone.